As filed with the Securities and Exchange Commission on August 28, 2009
                                                Securities Act File No. 33-40771
                                       Investment Company Act File No. 811-05502


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                         Pre-Effective Amendment No. __
                         Post-Effective Amendment No. 30                     [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                                Amendment No. 37                             [X]


                              COMSTOCK FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Center, Rye, New York 10580-1422
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center,
                            Rye, New York 10580-1422
                     (Name and Address of Agent for Service)

                                   Copies to:

Bruce N. Alpert                          Michael R. Rosella, Esq.
Comstock Funds, Inc.                     Paul, Hastings, Janofsky and Walker LLP
One Corporate Center                     75 East 55th Street
Rye, New York 10580-1422                 New York, New York 10022

It is proposed that this filing will become effective:


[X]  immediately upon filing pursuant to paragraph (b); or

[ ]  on [____] pursuant to paragraph (b); or

[ ]  60 days after filing pursuant to paragraph (a)(1); or

[ ]  on [____] pursuant to paragraph (a)(1); or

[ ]  75 days after filing pursuant to paragraph (a)(2); or

[_]  on [____] pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


COMSTOCK FUNDS, INC.

COMSTOCK CAPITAL VALUE FUND
CLASS AAA SHARES

PROSPECTUS


AUGUST 28, 2009


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              COMSTOCK FUNDS, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: www.gabelli.com
                             EMAIL: info@gabelli.com
                (Net Asset Value per share may be obtained daily
                                   by calling


                          800-GABELLI after 7:00 p.m.)


                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                                TABLE OF CONTENTS


INVESTMENT AND PERFORMANCE SUMMARY ........................................    2
INVESTMENT OBJECTIVE, STRATEGY, AND RELATED RISKS .........................    6
MANAGEMENT OF THE FUND ....................................................    8
PURCHASE OF SHARES ........................................................   10
REDEMPTION OF SHARES ......................................................   12
EXCHANGE OF SHARES ........................................................   15
PRICING OF FUND SHARES ....................................................   16
DIVIDENDS AND DISTRIBUTIONS ...............................................   16
TAX INFORMATION ...........................................................   17
MAILINGS TO SHAREHOLDERS ..................................................   17
E-DELIVERY TO SHAREHOLDERS ................................................   18
FINANCIAL HIGHLIGHTS ......................................................   18

                       INVESTMENT AND PERFORMANCE SUMMARY


INVESTMENT OBJECTIVE:


The Comstock Capital Value Fund (the "Fund") seeks to maximize total return, consisting of capital appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES:


The Fund follows a value oriented strategy and will seek to achieve its investment objective by investing in equity and debt securities, money market instruments, and derivatives. The Fund may invest in, and may shift frequently among, a wide range of asset classes and market sectors. Thus, during the course of a business cycle, for example, the Fund may invest solely in equity securities, debt securities, or money market instruments, or in a combination of these classes of investments. For each asset class, Gabelli Funds, LLC (the "Adviser") uses a valuation approach to investing by examining the overall economic picture, the characteristics of individual securities and historical market information and technical analysis to determine securities which it believes are overvalued or undervalued.



The equity securities in which the Fund invests include common and preferred stock (including convertible preferred stock), warrants, and depository receipts. There is no restriction on the market capitalization of the Fund's equity securities. The debt securities in which the Fund may invest include:
U.S. corporate debt, U.S. government and agency debt, and foreign sovereign and other debt securities (including debt securities from emerging markets), as well as debt securities that are convertible into shares of common stock. The Fund may invest up to 65% of its assets in equity and debt securities of foreign issuers. The Fund may invest without limit in high yield debt securities (commonly referred to as "junk bonds"), but currently intends to limit such investments to 35% of its assets. In addition, up to 50% of the Fund's total assets may consist of short sales of securities. The Fund may also write covered call and put option contracts.



As of the date of this prospectus, the portfolio managers view the U.S. equity markets as overvalued by most traditional measures and have positioned the Fund to seek profits from a major U.S. equity market decline through a variety of investment practices, including puts and short sales, together with its investments in short-term fixed income securities. As presently positioned, in the event that U.S. equity markets do not experience a significant decline, the Fund can be expected to underperform other funds that are not similarly positioned for a bear market. The Fund is, however, flexibly managed and the Adviser may, without prior notice to shareholders, change the Fund's asset positioning quickly and decisively.


PRINCIPAL RISKS:

There is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

     - The Fund is subject to market risks that affect the value of its shares, including general economic and market conditions. In the event the U.S. equity markets do not experience a significant decline, the Fund's asset positioning will cause it to underperform other funds that do not have a similar bearish positioning. The stock market has been subject to significant volatility recently which has increased the risks associated with an investment in the Fund;


     - Foreign securities in the Fund's portfolio may be less liquid and more volatile than domestic securities; these risks may be greater for securities of issuers located in emerging markets;

     - When interest rates rise, the value of the debt securities in the Fund's portfolio generally declines. Debt securities with longer maturities are more sensitive to interest rate risk than shorter term debt securities;

     - High yield securities, which are rated "Ba" or lower by Moody's Investors Service, Inc. ("Moody's"), or "BB" or lower by Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, ("S&P"), may have fewer protective provisions and are generally riskier and less liquid than higher rated securities. Issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist;


     - The issuer of a debt security may not be able to pay principal and interest payments on time. This risk is more pronounced with respect to the high yield debt securities in the Fund's portfolio;


     - If the price of a security sold "short" by the Fund increases between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will incur a loss; and

     - Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments.


WHO MAY WANT TO INVEST:



The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.


YOU MAY WANT TO INVEST IN THE FUND IF:


     -    you are pursuing a long-term investment goal



     -    you are seeking current income and appreciation of capital



     -    you are seeking to preserve assets in "down" markets



     - you are seeking a fund with a flexible investment strategy that can invest in either equity or debt securities as part of your overall investment strategy



     - you are able to tolerate the risks associated with significant investments in foreign securities, high-yield bonds, derivatives, and convertible securities


YOU MAY NOT WANT TO INVEST IN THE FUND IF:


     -    you are pursuing a short-term investment goal



     - you believe the U.S. equity markets are likely to continue to rise and you are looking to participate fully in that market increase

PERFORMANCE:


The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index, as well as the Fund's highest and lowest quarterly returns. The historical performance of Class A Shares, which are not offered in this prospectus, is used to calculate the performance for Class AAA Shares prior to their issuance. Class AAA Shares were issued on December 8, 2008. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. The actual performance for the Class AAA Shares would have been higher than the Class A Shares performance due to the sales charge associated with the Class A Shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


                           COMSTOCK CAPITAL VALUE FUND
                      (FOR THE PERIODS ENDED DECEMBER 31)*

                              (PERFORMANCE GRAPH)

1999   -27.40%
2000     9.05%
2001    21.41%
2002    35.93%
2003   -30.43%
2004   -13.46%
2005   -11.00%
2006    -7.90%
2007     0.94%
2008    54.03%


The bar chart above shows the total returns for Class A Shares for the periods ended December 31, 1999, through December 7, 2008, and total returns for Class AAA Shares for the period from December 8, 2008 through December 31, 2008. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a calendar quarter was 32.13% (quarter ended December 31, 2008) and the lowest return for a calendar quarter was (16.63)% (quarter ended June 30, 2003).



* Year to date total return for Class AAA Shares for the six months ended June 30, 2009, was (10.91)%.

AVERAGE ANNUAL TOTAL RETURNS*                  PAST        PAST      PAST TEN
(FOR THE PERIODS ENDED DECEMBER 31, 2008)    ONE YEAR   FIVE YEARS     YEARS
-----------------------------------------    --------   ----------   --------
Class AAA Shares
   Return Before Taxes ...................    54.03%       1.98%       0.03%
   Return After Taxes on Distributions ...    53.84%       1.35%      (0.80)%
   Return After Taxes on Distributions
      and Sale of Fund Shares ............    35.12%       1.27%      (0.52)%
Standard & Poor's(R) ("S&P") 500 Index+ ..   (36.99)%     (2.19)%     (1.38)%


----------
* The returns shown are those of the Class A Shares of the Fund which are not offered in this Prospectus. The Class AAA Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities, however, annual returns of the Class AAA Shares would be higher than returns for Class A Shares because Class A Shares have a sales load. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

+ The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Index.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.


                                                   CLASS AAA
                                                     SHARES
                                                   ---------
SHAREHOLDER FEES
   (fees paid directly from your investment):
Redemption Fees (as a percentage of amount
   redeemed for shares held 7 days or less)
   payable to the Fund .........................     2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that
   are deducted from Fund assets):
Management Fees ................................     1.00%
Service and Distribution (Rule 12b-1) Fees(1) ..     0.25%
Other Expenses
   Dividend Expenses on Securities Sold Short ..     0.65%
   All Additional Other Expenses ...............     0.32%
                                                     ----
Total Other Expenses ...........................     0.97%
Total Annual Fund Operating Expenses(2) ........     2.22%
                                                     ====


----------
(1) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


(2) Total Annual Fund Operating Expenses includes Acquired Fund Fees and Expenses ("AFFE"). AFFE are indirect fees that the Fund incurs from investing in the shares of other investment companies ("Acquired Fund(s)"). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. AFFE are reflected in the Acquired Fund's net asset value. Please note that the impact of AFFE in the table above is less than one basis point.


EXPENSE EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                  ------   -------   -------   --------
CLASS AAA SHARES
   - assuming redemption ......    $225      $694     $1,190     $2,554
   - assuming no redemption ...    $225      $694     $1,190     $2,554


               INVESTMENT OBJECTIVE, STRATEGY, AND RELATED RISKS


The Fund's investment objective is to seek to maximize total return, consisting of capital appreciation and current income. This investment objective is fundamental and may not be changed without shareholder approval. The Fund's investment strategy is not fundamental and may be changed by a vote of a majority of the Board of Directors (the "Board") at any time without a vote of shareholders.


INVESTMENT STRATEGY:

The Fund follows a value oriented strategy. The Fund invests in, and may shift frequently among, a wide range of asset classes and market sectors. These include foreign and domestic equity and debt securities, money market instruments, and derivatives. The Fund is classified as a diversified portfolio. As a result, the Adviser has considerable flexibility in selecting the types of investments and market sectors for investment of the Fund's assets and is not required to maintain any minimum portion of the Fund's assets in any particular asset class. The Fund may use either long or short positions in pursuit of its objective. The Fund's investment performance will depend in large part on the asset allocation selected by the portfolio managers.

The Fund may invest in a wide range of securities. Equity securities in which the Fund may invest include common and preferred stock (including convertible preferred stock), warrants, and depository receipts. There is no restriction on the market capitalization of the Fund's equity securities. Debt securities in which the Fund may invest include U.S. corporate debt, U.S. government and agency debt, and foreign sovereign and other debt securities (including sovereign and other debt securities from emerging market issuers). The Fund may invest up to 65% of its assets in the equity and debt securities of foreign issuers. The Fund may also invest in debt securities convertible into shares of common stock. The Fund's debt securities may have fixed, floating, or variable rates of interest.

The Fund may invest without limit in debt securities with no minimum rating assigned by Moody's or S&P. However, the Fund intends to invest less than 35% of its assets in debt securities rated at the time of purchase "Ba" or lower by Moody's or "BB" or lower by S&P (commonly referred to as "junk bonds").

The Fund may invest in high quality domestic and foreign money market instruments, and may enter into repurchase agreements. In addition, when the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests, the Fund may invest without limit in short-term debt obligations, such as commercial paper, bank obligations, and U.S. Treasury bills.

There is no restriction on the maturity of the Fund's portfolio or on any individual debt security in the Fund's portfolio. The Adviser may adjust the average maturity according to actual or anticipated changes in the market.

The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, with the expectation that the security's value will decline. To complete a short sale, the Fund must borrow the security to make delivery, and then replace the security by purchasing it. The total market value of all of the Fund's short sales may not exceed 50% of the value of the Fund's net assets. In addition, the Fund's short sales of the securities of any single issuer listed on a national securities exchange may not exceed 5% of the value of the Fund's net assets, and the Fund may not sell short more than 5% of the outstanding securities of a single class of securities of an issuer. The Fund may enter into short sales of securities the Fund owns, but such sales cannot exceed 15% of the value of the Fund's net assets. The Fund's compliance with these limitations is calculated at the time a transaction is effected.

The Fund intends to invest in derivatives, which are financial instruments whose value is based on another security, an index of securities or market changes, or exchange rate movements. The Fund may use derivatives to hedge various market risks. Derivative strategies the Fund may use include writing covered call or put options or purchasing put and call options on securities, foreign currencies, or stock indices. The Fund may also purchase or sell stock index futures contracts or interest rate futures contracts and may enter into interest rate or forward currency transactions. In addition, the Fund may purchase futures and options on futures and may purchase options on securities or securities indices for speculative purposes in order to increase the Fund's income or gain. The Fund may enter into futures contracts and options on futures for speculative purposes if, immediately thereafter, the sum of the amount of its initial margin on futures contracts and premiums on options on futures would not exceed 5% of the liquidation value of the Fund's portfolio; provided, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating this 5% limitation. In addition to the preceding limitation, the value of all uncovered put and call options held by the Fund cannot exceed 10% of the Fund's net assets. The Fund may not write covered call and put option contracts in excess of 20% of its net assets. The Fund's compliance with these limitations is only calculated at the time any new position is added, with the result that the limitations may be exceeded if derivative positions held by the Fund appreciate.

RISKS:

While the Fund seeks to maximize total return, there is no guarantee that shares of the Fund will not lose value. This means that you can lose money on your investment in the Fund. The Fund may not be able to achieve its objective if the portfolio managers' expectations regarding particular securities or markets are not met. In particular, as long as the Fund is positioned to seek profits from a major U.S. equity market decline, the value of the Fund's shares may be adversely affected during periods in which there are stable or rising market conditions.


The Fund is subject to market risks that affect the value of its shares, including general economic and market conditions. To the extent the Fund has significant equity exposure, the value of the Fund's shares will be influenced by conditions in the stock markets, as well as the performance of the companies and industries selected for the Fund's portfolio. Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. These market conditions may add significantly to the risk of short term volatility of the Fund.


To the extent the Fund's assets are invested in debt securities, the Fund is subject to credit risk and interest rate risk. Typically, when interest rates rise, the market value of debt securities, such as those held by the Fund, will decline. Debt securities with longer maturities are more sensitive to interest rate risk than shorter term debt securities. During periods of falling interest rates, the Fund's total return may be subject to reinvestment rate risk. Reinvestment rate risk could occur during a time of declining interest rates due to the need to reinvest prepayments on debt securities, income generated by the Fund's assets or a sub-stantial inflow of money into the Fund. The Fund's total return may suffer as a result of reinvestment rate risk to the extent the market value gains caused by falling interest rates are not enough to offset the lower rates of return available for the continuing investment or reinvestment of the Fund's assets. Credit risk is the risk that the issuer of a debt security may not be able to pay principal and interest payments on time. The market's perception that an issuer might not be able to make such timely payments may negatively affect the market value of that issuer's debt securities.

Investments in foreign securities may be riskier than investments in the securities of U.S. issuers. Foreign issuers may be affected by political, social, and economic instability. Some foreign securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations, and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund invests in a security which is not denominated in U.S. dollars, it also will be subject to currency exchange risk. These risks increase when investing in issuers located in emerging markets.

High yield securities, which are rated "Ba" or lower by Moody's or "BB" or lower by S&P, may have fewer protective provisions and are generally riskier and less liquid than higher rated securities. Issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist.

The market value of convertible securities tends to decline as interest rates increase. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the price of a security sold "short" by the Fund declines between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will make money on the transaction. If the price of the "shorted" security increases between these two dates, the Fund will incur a loss.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements, and short-term debt obligations, such as commercial paper, bank obligations, and U.S. Treasury bills, including while the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return and prevent the Fund from achieving its investment objective as these securities earn only limited returns.

Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments. An investment in derivatives may entail the loss of an entire derivative position. In certain cases, the use of derivatives may result in losses which exceed the Fund's original investment in derivatives.

If the interest rates on floating or variable rate securities fall, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increasing your taxable dividends.

PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

                             MANAGEMENT OF THE FUND


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the Fund's operations under the general supervision of the Fund's Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The

Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").


As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended April 30, 2009, the Fund paid the Adviser a fee computed daily and payable monthly equal to 1.00% of the value of its average daily net assets.



The Fund's semi-annual report to shareholders for the period ending October 31, 2009 will contain a discussion of the basis of the Board's determination to continue the investment advisory arrangement as described above.



REGULATORY MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan being developed by an independent distribution consultant, and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above-referenced federal securities laws. The settlement is not expected to impact the Fund and will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the investment advisory agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex, including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the investment advisory agreement.


PORTFOLIO MANAGERS. The portfolio managers for the Fund are Charles L. Minter and Martin Weiner. Mr. Minter and Mr. Weiner are jointly responsible for the day to day management of the Fund.


Mr. Minter is currently a Director of Comstock Funds, Inc. Mr. Minter has been a portfolio manager with the Adviser since May of 2000. Prior to May 2000, Mr. Minter was Chairman and Chief Executive Officer of Comstock Partners, Inc. ("Comstock Partners"), the Fund's previous investment adviser. Mr. Minter was one of the founders of Comstock Partners which was formed in 1986. Prior to forming Comstock Partners, Mr. Minter worked for Merrill Lynch from 1966 to 1986, serving as Vice President of Institutional Sales from 1976 to 1986. Mr. Minter was involved (with his prior partners) in the management of the Capital Value Fund (including its predecessor, the Dreyfus Capital Value Fund) since April 30, 1987. Mr. Minter has an M.B.A. degree with distinction from New York University's Graduate School of Business and a B.S. degree from Florida State University.



Mr. Weiner has been a portfolio manager with the Adviser since May of 2000. Prior to May 2000, Mr. Weiner, a Chartered Financial Analyst, was employed by Comstock Partners. Mr. Weiner has been Co-Portfolio Manager since 1999. He joined Comstock Partners in 1995 as a research analyst and became its President in 1999. He began his career as a financial analyst at the SEC in 1959. From 1966 to 1969, he was Equity Analyst and Division Chief at the Value Line Investment Survey, and from 1969 to 1974, he was Equity Analyst and then Vice President at Standard & Poor's Intercapital. In 1974, Mr. Weiner joined the Grumman Corporation where he served as Senior Equity Portfolio Manager for the employee benefit plan from 1978 to 1994. Mr. Weiner has a M.S. degree in Finance from Columbia University's Graduate School of Business and a B.A. in Economics from Brooklyn College.


The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by them, and their ownership of securities in the Fund.



RULE 12B-1 PLAN. The Fund has adopted a distribution plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares or pay shareholder service fees. The Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the Fund. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


                               PURCHASE OF SHARES


You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). The Fund's Class AAA Shares are offered only to (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or a similar service, or (ii) where the Distributor has entered into an agreement permitting the financial intermediary to offer Class AAA Shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.



     - BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "Comstock Funds, Inc." to:


BY MAIL                          BY PERSONAL DELIVERY
-------                          ----------------------
THE GABELLI FUNDS                THE GABELLI FUNDS
P.O. BOX 8308                    C/O BFDS
BOSTON, MA 02266-8308            30 DAN ROAD
                                 CANTON, MA 02021-2809

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554) or via the Internet at www.gabelli.com. Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.


     - BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:


                       STATE STREET BANK AND TRUST COMPANY


                      225 FRANKLIN STREET, BOSTON, MA 02110


                       ABA #011-0000-28 REF DDA #99046187
                       RE: THE COMSTOCK CAPITAL VALUE FUND
                               ACCOUNT #_________
                         ACCOUNT OF [REGISTERED OWNERS]

          If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail". Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers for initial or subsequent purchases.



SHARE PRICE. The Fund sells its Class AAA Shares based on the net asset value ("NAV") per share next determined after the time as of which the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of the NAV.


MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.


RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRAs, "Roth" IRAs, SEP IRAs, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans; the Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans". The minimum initial investment in all such retirement plans is $250. There is no minimum for subsequent investments in retirement plans.



AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no minimum initial investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.



TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.



GENERAL. State Street will not issue share certificates, unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so,
(ii) suspend the offering of shares for any period of time, and (iii) waive the Fund's minimum purchase requirements.


CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company, on behalf of the Fund, to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Company verifies the account holder's identity.

THIRD PARTY ARRANGEMENTS. The Adviser and its affiliates utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to its customers. Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than 12b-1 payments), for a portion of the charges for these programs generally representing savings experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directing in the Fund.


The Adviser or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Fund's distribution plans), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Fund, and/or to promote retention of their customers' assets in the Fund. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) shareholder servicing, transaction processing, subaccounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.


The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority ("FINRA"), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.


The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, which may be subject to a redemption fee described below. See "Pricing of Fund Shares" for a description of the calculation of NAV.


The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of the Fund's shares.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of the Fund's shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has adopted procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not always possible to be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.



In order to discourage frequent short-term trading in Fund shares, the Fund's Board has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class AAA Shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place. While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund's policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.


Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary's policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitor purchase and redemption activities to assist in minimizing short-term trading.


You may redeem shares through the Distributor, directly from the Fund through the Fund's Transfer Agent, or through your financial intermediary.



     - BY LETTER. You may mail a letter requesting the redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.


     - BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United
          States) or by visiting our website at www.gabelli.com. YOU MAY NOT REDEEM FUND SHARES HELD THROUGH AN IRA THROUGH THE INTERNET. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see "Exchange of Shares"). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

     1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

     2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.


INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Fund initiates such action and allowed 45 days to increase the value of your account to at least $1,000.



REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.


REDEMPTION IN KIND. In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Fund's Board believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.



                               EXCHANGE OF SHARES



You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on its relative NAV at the time of exchange. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates. The Fund or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or investor at any time. You will be given notice sixty days prior to any material change in the exchange privilege.


In effecting an exchange:

- you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

- if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

- if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

-    you may realize a taxable gain or loss;

- you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and

- you should be aware that brokers may charge a fee for handling an exchange for you.


You may exchange your shares directly through the Distributor, through the Fund's Transfer Agent, through a registered broker-dealer, or through your financial intermediary. You may exchange shares which you bought directly from the Distributor or from the Fund's Transfer Agent as follows:


     - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

     - EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the Fund whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

     - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES


The NAV of the Fund's Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.



The Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The Fund's NAV is computed by dividing the value of the Fund's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Class AAA Shares by the total number of its Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV next made as of a time after the time as of which a purchase or redemption order is received in proper form.



Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are fair valued according to the broadest and most representative market, as determined by the Adviser.



Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.



Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt ("ADR") securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.


                           DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income and capital gains, if any, will be paid annually by the Fund. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying your broker or the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges by the Fund in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income. Dividends and distributions will be taxable whether paid in cash or automatically reinvested in additional shares of the Fund.

                                 TAX INFORMATION


The Fund expects that distributions will consist primarily of investment company taxable income, net capital gains, and/or a return of capital. Dividends out of net investment company taxable income and distributions of net short-term capital gains (i.e., gains from assets held by the Fund for one year or less) are taxable to you as ordinary income if you are a U.S. Shareholder, except that certain qualified dividends are currently eligible for a reduced rate (to the extent derived from the Fund's qualified dividend income and if certain holding period requirements are met). Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. However, as of the date of this prospectus, the Fund has a large capital loss carryforward that may be used to offset any current or future realized capital gains. Until this carryforward expires or is offset completely by realized capital gains, shareholders will not receive distributions of, or pay taxes on, those capital gains. There is no requirement that the Fund take into consideration any tax implications when implementing its investment strategy. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state, and/or local taxes. Shareholders should note that the Fund may make taxable distributions to shareholders even if the value of the Fund's shares has declined. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax at a rate of 30% (or a lower rate reduced by an applicable income tax treaty). The tax basis of your holdings will be reduced to the extent you receive any distributions treated as a non-taxable return of capital.



A dividend declared by the Fund in October, November, or December and paid during January of the following year will be treated as paid in December for tax purposes.



This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund based on your individual circumstances.


                            MAILINGS TO SHAREHOLDERS


In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.

                           E-DELIVERY TO SHAREHOLDERS



The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund's annual, semi-annual, and quarterly Fund reports, manager commentaries and Prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website at www.gabelli.com.


                              FINANCIAL HIGHLIGHTS


The Financial Highlights table is intended to help you understand the financial performance of the Fund for the period since the inception of the Fund's Class AAA Shares. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund's Class AAA Shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes are included in the Fund's annual report, which is available upon request.

COMSTOCK FUNDS, INC.
FINANCIAL HIGHLIGHTS


Selected data for a share of capital stock outstanding throughout the period:



                       INCOME FROM INVESTMENT OPERATIONS         DISTRIBUTIONS
                     ------------------------------------  -------------------------
                                      Net
          Net Asset              Realized and     Total                                           Net Asset           Net Assets
Period      Value,       Net      Unrealized      from         Net                                  Value,              End of
Ended     Beginning  Investment     Loss on    Investment  Investment      Total      Redemption    End of    Total     Period
April 30  of Period   Loss (a)    Investments  Operations    Income    Distributions    Fees(a)     Period   Return+  (in 000's)
--------  ---------  ----------  ------------  ----------  ----------  -------------  ----------  ---------  -------  ----------
CAPITAL VALUE FUND
CLASS AAA
 2009(c)    $3.34      $(0.03)      $(0.17)      $(0.20)     $(0.01)      $(0.01)      $0.00(d)     $3.13    (5.96)%     $556

                   RATIOS TO AVERAGE NET ASSETS/
                         SUPPLEMENTAL DATA
          ----------------------------------------------

                                    Dividend
Period        Net                  Expense on  Portfolio
Ended     Investment   Operating   Securities   Turnover
April 30     Loss     Expenses(b)  Sold Short     Rate
--------  ----------  -----------  ----------  ---------
CAPITAL VALUE FUND
CLASS AAA
 2009(c)  (2.11)%(e)  2.22%(e)(f)   0.65%(e)      440%


----------

+ Total investment return assumes reinvestment of distributions. Total return for a period of less than one year is not annualized.



(a) Per share amounts have been calculated using the average shares outstanding method.



(b) For the period ended April 30, 2009, the effect of the custodian fee credits was minimal.



(c) From the commencement of offering Class AAA Shares on December 8, 2008 through April 30, 2009.



(d)  Amount represents less than $0.005 per share.



(e)  Annualized.



(f) The effect of interest expense for the period ended April 30, 2009 was minimal.


                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO and GAMCO Westwood Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds LLC or Teton Advisors, Inc., (formerly Gabelli Advisers, Inc.), which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     - INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     - INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS

                              COMSTOCK FUNDS, INC.
                           COMSTOCK CAPITAL VALUE FUND
                                CLASS AAA SHARES

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):


The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.



     You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by contacting:


                              Comstock Funds, Inc.
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com


You can also review and/or copy the Fund's prospectuses, annual, and semi-annual reports, and SAI at the Public Reference Room of the SEC. You can obtain text-only copies:


     -    Free from the Fund's website at www.gabelli.com.


     - For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520 or by calling 202-551-8090.


     -    Free from the EDGAR Database on the SEC's website at www.sec.gov.

(Investment Company Act File No. 811-5502)

COMSTOCK FUNDS, INC.

COMSTOCK CAPITAL VALUE FUND


CLASS A, B, C, AND R SHARES


PROSPECTUS


AUGUST 28, 2009


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              COMSTOCK FUNDS, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: www.gabelli.com
                             EMAIL: info@gabelli.com
                (Net Asset Value per share may be obtained daily
                                   by calling


                          800-GABELLI after 7:00 p.m.)


                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                                TABLE OF CONTENTS


INVESTMENT AND PERFORMANCE SUMMARY ........................................    2
INVESTMENT OBJECTIVE, STRATEGY, AND RELATED RISKS .........................    7
MANAGEMENT OF THE FUND ....................................................   10
CLASSES OF SHARES .........................................................   11
PURCHASE OF SHARES ........................................................   17
REDEMPTION OF SHARES ......................................................   20
EXCHANGE OF SHARES ........................................................   22
PRICING OF FUND SHARES ....................................................   23
DIVIDENDS AND DISTRIBUTIONS ...............................................   24
TAX INFORMATION ...........................................................   24
MAILINGS TO SHAREHOLDERS ..................................................   25
E-DELIVERY TO SHAREHOLDERS ................................................   25
FINANCIAL HIGHLIGHTS ......................................................   25

                       INVESTMENT AND PERFORMANCE SUMMARY



INVESTMENT OBJECTIVE:



The Comstock Capital Value Fund (the "Fund") seeks to maximize total return, consisting of capital appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES:


The Fund follows a value oriented strategy and will seek to achieve its investment objective by investing in equity and debt securities, money market instruments, and derivatives. The Fund may invest in, and may shift frequently among, a wide range of asset classes and market sectors. Thus, during the course of a business cycle, for example, the Fund may invest solely in equity securities, debt securities, or money market instruments, or in a combination of these classes of investments. For each asset class, Gabelli Funds, LLC (the "Adviser") uses a valuation approach to investing by examining the overall economic picture, the characteristics of individual securities and historical market information and technical analysis to determine securities which it believes are overvalued or undervalued.



The equity securities in which the Fund invests include common and preferred stock (including convertible preferred stock), warrants, and depository receipts. There is no restriction on the market capitalization of the Fund's equity securities. The debt securities in which the Fund may invest include:
U.S. corporate debt, U.S. government and agency debt, and foreign sovereign and other debt securities (including debt securities from emerging markets), as well as debt securities that are convertible into shares of common stock. The Fund may invest up to 65% of its assets in equity and debt securities of foreign issuers. The Fund may invest without limit in high yield debt securities (commonly referred to as "junk bonds"), but currently intends to limit such investments to 35% of its assets. In addition, up to 50% of the Fund's total assets may consist of short sales of securities. The Fund may also write covered call and put option contracts.



As of the date of this prospectus, the portfolio managers view the U.S. equity markets as overvalued by most traditional measures and have positioned the Fund to seek profits from a major U.S. equity market decline through a variety of investment practices, including puts and short sales, together with its investments in short-term fixed-income securities. As presently positioned, in the event that U.S. equity markets do not experience a significant decline, the Fund can be expected to underperform other funds that are not similarly positioned for a bear market. The Fund is, however, flexibly managed and the Adviser may, without prior notice to shareholders, change the Fund's asset positioning quickly and decisively.

PRINCIPAL RISKS:

There is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:


          - The Fund is subject to market risks that affect the value of its shares, including general economic and market conditions. In the event the U.S. equity markets do not experience a significant decline, the Fund's asset positioning will cause it to underperform other funds that do not have a similar bearish positioning. The stock market has been subject to significant volatility recently which has increased the risks associated with an investment in the Fund;



          - Foreign securities in the Fund's portfolio may be less liquid and more volatile than domestic securities; these risks may be greater for securities of issuers located in emerging markets;


          - When interest rates rise, the value of the debt securities in the Fund's portfolio generally declines. Debt securities with longer maturities are more sensitive to interest rate risk than shorter term debt securities;


          - High yield securities, which are rated "Ba" or lower by Moody's Investors Service, Inc. ("Moody's"), or "BB" or lower by Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, ("S&P"), may have fewer protective provisions and are generally riskier and less liquid than higher rated securities. Issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist;


          - The issuer of a debt security may not be able to pay principal and interest payments on time. This risk is more pronounced with respect to the high yield debt securities in the Fund's portfolio;

          - If the price of a security sold "short" by the Fund increases between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will incur a loss; and

          - Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments.

YOU MAY WANT TO INVEST IN THE FUND IF:


          -    you are pursuing a long-term investment goal



          -    you are seeking current income and appreciation of capital



          -    you are seeking to preserve assets in "down" markets



          - you are seeking a fund with a flexible investment strategy that can invest in either equity or debt securities as part of your overall investment strategy



          - you are able to tolerate the risks associated with significant investments in foreign securities, high-yield bonds, derivatives, and convertible securities


YOU MAY NOT WANT TO INVEST IN THE FUND IF:


          -    you are pursuing a short-term investment goal



          - you believe the U.S. equity markets are likely to continue to rise and you are looking to participate fully in that market increase

PERFORMANCE:


The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index, as well as the Fund's highest and lowest quarterly returns. The performance numbers shown are those of Class A Shares. All classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will only differ to the extent that the expenses of the classes differ. The performance of the Class B and Class C Shares would have been lower and the performance of the Class R Shares would have been higher than the Class A Shares performance due to the different expenses associated with these classes. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


                           COMSTOCK CAPITAL VALUE FUND
                      (FOR THE PERIODS ENDED DECEMBER 31)*

                               (PERFORMANCE GRAPH)

1999   -27.40%
2000     9.05%
2001    21.41%
2002    35.93%
2003   -30.43%
2004   -13.46%
2005   -11.00%
2006    -7.90%
2007     0.94%
2008    54.25%


The bar chart above shows the total returns for Class A Shares (not including sales load). If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for Class A Shares for a calendar quarter was 32.13% (quarter ended December 31, 2008) and the lowest return for a calendar quarter was (16.63)% (quarter ended June 30, 2003).


----------

* Year to date total return for the six months ended June 30, 2009, was (10.88)%.

AVERAGE ANNUAL TOTAL RETURNS*                     PAST        PAST      PAST TEN
(FOR THE PERIODS ENDED DECEMBER 31, 2008)       ONE YEAR   FIVE YEARS     YEARS
-----------------------------------------       --------   ----------   --------
Class A Shares
   Return Before Taxes ......................    45.38%       0.81%      (0.55)%
   Return After Taxes on Distributions ......    45.36%       0.20%      (1.37)%
   Return After Taxes on Distributions
      and Sale of Fund Shares ...............    29.55%       0.28%      (0.99)%
Class B Shares
   Return Before Taxes ......................    49.08%       0.82%      (0.75)%
Class C Shares
   Return Before Taxes ......................    52.50%       1.29%      (0.69)%
Class R Shares
   Return Before Taxes ......................    54.98%       2.32%       0.29%
Standard & Poor's(R) ("S&P") 500 Index+ .....   (36.99)%     (2.19)%     (1.38)%


----------
* The performance for Class A Shares reflects the deduction of the maximum front-end sales load of 5.75% and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales charge.

+ The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Index.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs"). After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary due to the differences in expenses.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                    CLASS A    CLASS B    CLASS C   CLASS R
                                                     SHARES   SHARES(1)    SHARES    SHARES
                                                    -------   ---------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price) ..........   5.75%(2)    None      None       None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption price(3)) .....   None(4)    4.00%(5)   1.00%(5)   None
Redemption Fees (as a percentage of amount
   redeemed for shares held 7 days or less)
   payable to the Fund ..........................   2.00%      2.00%      2.00%      2.00%
ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets):
Management Fees .................................   1.00%      1.00%      1.00%      1.00%
Service and Distribution (Rule 12b-1) Fees ......   0.25%(6)   1.00%(6)   1.00%(6)   None
Other Expenses
   Dividend Expense on Securities Sold Short ....   0.65%      0.65%      0.65%      0.65%
   All Additional Other Expenses ................   0.32%      0.32%      0.32%      0.32%
Total Other Expenses ............................   0.97%      0.97%      0.97%      0.97%
                                                    ----       ----       ----       ----
Total Annual Fund Operating Expenses(7) .........   2.22%      2.97%      2.97%      1.97%
                                                    ====       ====       ====       ====


----------
(1) Class B Shares are not currently available for new purchases, other than exchanges from Class B Shares of other Gabelli/GAMCO funds.


(2) The sales charge declines as the amount invested increases. See "Classes of Shares" section of the Prospectus.


(3) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower for Class A, Class B, and Class C Shares.


(4) If no sales charge was paid at the time of purchase as part of an investment that is greater than $1,000,000, shares redeemed within eighteen months of such purchase may be subject to a deferred sales charge of 1.00%. See "Classes of Shares" section of the Prospectus.



(5) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twelve months after purchase. See "Classes of Shares" section of the Prospectus.


(6) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


(7) Total Annual Fund Operating Expenses includes Acquired Fund Fees and Expenses ("AFFE"). AFFE are indirect fees that the Fund incurs from investing in the shares of other investment companies ("Acquired Fund(s)"). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. AFFE are reflected in the Acquired Fund's net asset value. Please note that the impact of AFFE in the table above is less than one basis point.



EXPENSE EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown,
(2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
CLASS A SHARES
   - assuming redemption ..........    $787     $1,229    $1,696    $2,982
   - assuming no redemption .......    $787     $1,229    $1,696    $2,982
CLASS B SHARES
   - assuming redemption ..........    $700     $1,218    $1,762    $2,953
   - assuming no redemption .......    $300     $  918    $1,562    $2,953

CLASS C SHARES
    - assuming redemption .........    $400     $ 918     $1,562    $3,290
    - assuming no redemption ......    $300     $ 918     $1,562    $3,290



                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
CLASS R SHARES
    - assuming redemption .........    $200      $618     $1,062    $2,296
    - assuming no redemption ......    $200      $618     $1,062    $2,296


               INVESTMENT OBJECTIVE, STRATEGY, AND RELATED RISKS


The Fund's investment objective is to seek to maximize total return, consisting of capital appreciation and current income. This investment objective is fundamental and may not be changed without shareholder approval. The Fund's investment strategy is not fundamental and may be changed by a vote of a majority of the Board of Directors (the "Board") at any time without a vote of shareholders.



INVESTMENT STRATEGY:


The Fund follows a value oriented strategy. The Fund invests in, and may shift frequently among, a wide range of asset classes and market sectors. These include foreign and domestic equity and debt securities, money market instruments, and derivatives. The Fund is classified as a diversified portfolio. As a result, the Adviser has considerable flexibility in selecting the types of investments and market sectors for investment of the Fund's assets and is not required to maintain any minimum portion of the Fund's assets in any particular asset class. The Fund may use either long or short positions in pursuit of its objective. The Fund's investment performance will depend in large part on the asset allocation selected by the portfolio managers.

The Fund may invest in a wide range of securities. Equity securities in which the Fund may invest include common and preferred stock (including convertible preferred stock), warrants, and depository receipts. There is no restriction on the market capitalization of the Fund's equity securities. Debt securities in which the Fund may invest include U.S. corporate debt, U.S. government and agency debt, and foreign sovereign and other debt securities (including sovereign and other debt securities from emerging market issuers). The Fund may invest up to 65% of its assets in the equity and debt securities of foreign issuers. The Fund may also invest in debt securities convertible into shares of common stock. The Fund's debt securities may have fixed, floating, or variable rates of interest.

The Fund may invest without limit in debt securities with no minimum rating assigned by Moody's or S&P. However, the Fund intends to invest less than 35% of its assets in debt securities rated at the time of purchase "Ba" or lower by Moody's or "BB" or lower by S&P (commonly referred to as "junk bonds").

The Fund may invest in high quality domestic and foreign money market instruments, and may enter into repurchase agreements. In addition, when the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests, the Fund may invest without limit in short-term debt obligations, such as commercial paper, bank obligations, and U.S. Treasury bills.

There is no restriction on the maturity of the Fund's portfolio or on any individual debt security in the Fund's portfolio. The Adviser may adjust the average maturity according to actual or anticipated changes in the market.

The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, with the expectation that the security's value will decline. To complete a short sale, the Fund must borrow the security to make delivery, and then replace the security by purchasing it. The total market value of all of the Fund's short sales may not exceed 50% of the value of the Fund's net assets. In addition, the Fund's short sales of the securities of any single issuer listed on a national securities exchange may not exceed 5% of the value of the Fund's net assets, and the Fund may not sell short more than 5% of the outstanding securities of a single class of securities of an issuer. The Fund may enter into short sales of securities the Fund owns, but such sales cannot exceed 15% of the value of the Fund's net assets. The Fund's compliance with these limitations is calculated at the time a transaction is effected.

The Fund intends to invest in derivatives, which are financial instruments whose value is based on another security, an index of securities or market changes, or exchange rate movements. The Fund may use derivatives to hedge various market risks. Derivative strategies the Fund may use include writing covered call or put options or purchasing put and call options on securities, foreign currencies, or stock indices. The Fund may also purchase or sell stock index futures contracts or interest rate futures contracts and may enter into interest rate or forward currency transactions. In addition, the Fund may purchase futures and options on futures and may purchase options on securities or securities indices for speculative purposes in order to increase the Fund's income or gain. The Fund may enter into futures contracts and options on futures for speculative purposes if, immediately thereafter, the sum of the amount of its initial margin on futures contracts and premiums on options on futures would not exceed 5% of the liquidation value of the Fund's portfolio; provided, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating this 5% limitation. In addition to the preceding limitation, the value of all uncovered put and call options held by the Fund cannot exceed 10% of the Fund's net assets. The Fund may not write covered call and put option contracts in excess of 20% of its net assets. The Fund's compliance with these limitations is only calculated at the time any new position is added, with the result that the limitations may be exceeded if derivative positions held by the Fund appreciate.

RISKS:

While the Fund seeks to maximize total return, there is no guarantee that shares of the Fund will not lose value. This means that you can lose money on your investment in the Fund. The Fund may not be able to achieve its objective if the portfolio managers' expectations regarding particular securities or markets are not met. In particular, as long as the Fund is positioned to seek profits from a major U.S. equity market decline, the value of the Fund's shares may be adversely affected during periods in which there are stable or rising market conditions.


The Fund is subject to market risks that affect the value of its shares, including general economic and market conditions. To the extent the Fund has significant equity exposure, the value of the Fund's shares will be influenced by conditions in the stock markets, as well as the performance of the companies and industries selected for the Fund's portfolio. Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. These market conditions may add significantly to the risk of short term volatility of the Fund.


To the extent the Fund's assets are invested in debt securities, the Fund is subject to credit risk and interest rate risk. Typically, when interest rates rise, the market value of debt securities, such as those held by the Fund, will decline. Debt securities with longer maturities are more sensitive to interest rate risk than shorter term debt securities. During periods of falling interest rates, the Fund's total return may be subject to reinvestment rate risk. Reinvestment rate risk could occur during a time of declining interest rates due to the need to reinvest prepayments on debt securities, income generated by the Fund's assets or a substantial inflow of money into the Fund. The Fund's total return may suffer as a result of reinvestment rate risk to the extent the market value gains caused by falling interest rates are not enough to offset the lower rates of return available for the continuing investment or reinvestment of the Fund's assets. Credit risk is the risk that the issuer of a debt security may not be able to pay principal and interest payments on time. The market's perception that an issuer might not be able to make such timely payments may negatively affect the market value of that issuer's debt securities.

Investments in foreign securities may be riskier than investments in the securities of U.S. issuers. Foreign issuers may be affected by political, social, and economic instability. Some foreign securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations, and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund invests in a security which is not denominated in U.S. dollars, it also will be subject to currency exchange risk. These risks increase when investing in issuers located in emerging markets.

High yield securities, which are rated "Ba" or lower by Moody's or "BB" or lower by S&P, may have fewer protective provisions and are generally riskier and less liquid than higher rated securities. Issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist.

The market value of convertible securities tends to decline as interest rates increase. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the price of a security sold "short" by the Fund declines between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will make money on the transaction. If the price of the "shorted" security increases between these two dates, the Fund will incur a loss.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements, and short-term debt obligations, such as commercial paper, bank obligations, and U.S. Treasury bills, including while the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return and prevent the Fund from achieving its investment objective as these securities earn only limited returns.

Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments. An investment in derivatives may entail the loss of an entire derivative position. In certain cases, the use of derivatives may result in losses which exceed the Fund's original investment in derivatives.

If the interest rates on floating or variable rate securities fall, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increasing your taxable dividends.


PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

                             MANAGEMENT OF THE FUND


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the Fund's operations under the general supervision of the Fund's Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").



As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended April 30, 2009, the Fund paid the Adviser a fee computed daily and payable monthly equal to 1.00% of the value of its average daily net assets.



The Fund's semi-annual report to shareholders for the period ending October 31, 2009 will contain a discussion of the basis of the Board's determination to continue the investment advisory arrangement as described above.



REGULATORY MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan being developed by an independent distribution consultant, and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above-referenced federal securities laws. The settlement is not expected to impact the Fund and will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the investment advisory agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex, including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the investment advisory agreement.


PORTFOLIO MANAGERS. The portfolio managers for the Fund are Charles L. Minter and Martin Weiner. Mr. Minter and Mr. Weiner are jointly responsible for the day to day management of the Fund.


Mr. Minter is currently a Director of Comstock Funds, Inc. Mr. Minter has been a portfolio manager with the Adviser since May of 2000. Prior to May 2000, Mr. Minter was Chairman and Chief Executive Officer of Comstock Partners, Inc. ("Comstock Partners"), the Fund's previous investment adviser. Mr. Minter was one of the founders of Comstock Partners which was formed in 1986. Prior to forming Comstock Partners, Mr. Minter worked for Merrill Lynch from 1966 to 1986, serving as Vice President Institutional Sales from 1976 to 1986. Mr. Minter was involved (with his prior partners) in the management of the Capital Value Fund (including its predecessor, the Dreyfus Capital Value Fund) since April 30, 1987. Mr. Minter has an M.B.A. degree with distinction from New York University's Graduate School of Business and a B.S. degree from Florida State University.

Mr. Weiner has been a portfolio manager with the Adviser since May of 2000. Prior to May 2000, Mr. Weiner, a Chartered Financial Analyst, was employed by Comstock Partners. Mr. Weiner has been Co-Portfolio Manager since 1999. He joined Comstock Partners in 1995 as a research analyst and became its President in 1999. He began his career as a financial analyst at the SEC in 1959. From 1966 to 1969, he was Equity Analyst and Division Chief at the Value Line Investment Survey, and from 1969 to 1974, he was Equity Analyst and then Vice President at Standard & Poor's Intercapital. In 1974, Mr. Weiner joined the Grumman Corporation where he served as Senior Equity Portfolio Manager for the employee benefit plan from 1978 to 1994. Mr. Weiner has a M.S. degree in Finance from Columbia University's Graduate School of Business and a B.A. in Economics from Brooklyn College.



The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by them, and their ownership of securities in the Fund.


                                CLASSES OF SHARES

SALES CHARGES, ANNUAL FEES, AND CHOOSING A SHARE CLASS


Four classes of the Fund's shares are offered in this Prospectus - Class A Shares, Class B Shares, Class C Shares, and Class R Shares. Class AAA Shares of the Fund are offered in a separate prospectus. Class B Shares are not currently available for new purchases, other than exchanges from Class B Shares of other Gabelli/GAMCO funds.


ABOUT SALES CHARGES


Class A Shares, Class B Shares, and Class C Shares each carry their own sales charges. There are also ongoing charges that all investors pay as long as they own their shares. Class A Shares have an initial sales charge which is deducted directly from the money you invest. Class B Shares have a contingent deferred sales charge ("CDSC") which is deducted directly from your account when you sell your shares within six years. You don't pay any sales charge when you buy Class B Shares, but you may have to pay a charge when you sell them, depending on how long you hold them. Class C Shares also have a CDSC that you may have to pay if you sell your shares within 12 months of buying them. Class R Shares have no sales charges but are only available to a limited group of investors. The table below summarizes the differences among the classes of shares.



     - A "front-end sales load", or sales charge, is a one-time fee charged at the time of purchase of shares.



     - A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.



     - A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the particular class of shares.

In selecting a class of shares in which to invest, you should consider:



     -    the length of time you plan to hold the shares;



     - the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if the Fund's assets increase in value and decreases if the Fund's assets decrease in value;



     - whether you qualify for a reduction or waiver of the Class A sales charge;



     - that Class B Shares convert to Class A Shares six years after purchase; and



     -    new investments in Class B Shares are no longer available.



                             CLASS A SHARES          CLASS B SHARES          CLASS C SHARES      CLASS R SHARES
                         ---------------------   ----------------------   -------------------   -----------------
FRONT-END SALES          Yes. The percentage             No.                      No.                  No.
LOAD?                    declines as the
                         amount invested
                         increases.

CONTINGENT DEFERRED      No, except for shares   Yes, for shares          Yes, for shares              No.
SALES CHARGE?            redeemed within         redeemed within          redeemed within
                         eighteen months after   seventy-two              twelve months after
                         purchase as part of     months after purchase.   purchase.
                         an investment greater   Declines over time.
                         than $1 million if no
                         front-end sales
                         charge was paid at
                         the time of purchase.

RULE 12B-1 FEE?                  0.25%                  1.00%                    1.00%                None.

CONVERTIBLE TO ANOTHER            No.            Yes. Automatically               No.                  No.
CLASS?                                           converts to Class A
                                                 Shares approximately
                                                 seventy-two months
                                                 after purchase.

FUND EXPENSE LEVELS      Lower annual expenses   Higher annual            Higher annual         Lower annual
                         than Class B or Class   expenses than            expenses than         expenses than
                         C shares . Higher       Class A shares and       Class A shares and    Class A, Class B,
                         annual expenses than    Class R shares.          Class R shares.       or Class C shares
                         Class R shares.

SERVICE AND DISTRIBUTION FEES

Service and distribution fees are ongoing charges that investors pay as long as they own their shares. The Fund has adopted Rule 12b-1 service and distribution plans for Class A, Class B, and Class C Shares, as applicable, under which the Fund pays annual fees for distribution of the Fund's shares and shareholder services at the following rates:

     - 0.25% of the average daily net assets attributed to Class A Shares (as a distribution and service fee)

     - 1.00% of the average daily net assets attributed to Class B Shares (0.75% for distribution fees; 0.25% for service fees)

     - 1.00% of the average daily net assets attributed to Class C Shares (0.75% for distribution fees; 0.25% for service fees)


These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis and over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. These payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares and the servicing of accounts. Payments are not tied to actual expenses incurred. There are no service or distribution fees for Class R Shares.



The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A Shares and describes information or records you may need to provide to the Fund or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers of the various classes of the Fund's Shares is also available free of charge and in a clear and prominent format on our website at www.gabelli.com (click on "Mutual Funds - Sales Load and Breakpoint Info").



                IF YOU...                       THEN YOU SHOULD CONSIDER...
----------------------------------------   -------------------------------------
-    qualify for a reduced or waived       purchasing Class A Shares instead of
     front-end sales load                  Class B or Class C Shares

-    do not qualify for a reduced or       purchasing Class C Shares instead of
     waived front-end sales load and       either Class A Shares or Class B
     intend to hold your shares for only   Shares
     a few years
                                           purchasing Class A Shares instead of
-    do not qualify for a reduced or       either Class B Shares or Class C
     waived front-end sales load and       Shares
     intend to hold your shares
     indefinitely



CLASS A SHARES.



The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:

                                             TOTAL SALES CHARGE (CLASS A SHARES)
                                     --------------------------------------------------
                                                                           REALLOWANCE
                                       AS % OF THE         AS % OF             TO
AMOUNT OF INVESTMENT                 OFFERING PRICE*   AMOUNT INVESTED   BROKER-DEALERS
--------------------                 ---------------   ---------------   --------------
Under $50,000 ....................       5.75%              6.10%             5.00%
$50,000 but under $100,000 .......       4.75%              4.99%             4.00%
$100,000 but under $250,000 ......       3.75%              3.90%             3.00%
$250,000 but under $500,000 ......       2.75%              2.83%             2.25%
$500,000 but under $1 million ....       2.00%              2.04%             1.75%
$1 million but under $2 million ..       0.00%**            0.00%             1.00%
$2 million but under $5 million ..       0.00%**            0.00%             0.50%
$5 million or more ...............       0.00%**            0.00%             0.25%


----------
*    Includes front-end sales load.

** Subject to a 1% CDSC for eighteen months after purchase if no front-end sales charge was paid at the time of purchase.

There is no sales charge for investments in Class A Shares of $1 million or more, except that you will pay a deferred sales charge of 1% if you purchase $1 million or more of Class A Shares without a sales load and you redeem all or part of your shares within eighteen months after purchase. No sales charge is imposed on reinvestment of distributions if you select that option in advance of the distribution. Gabelli & Company, Inc., the Fund's distributor (the "Distributor") may pay a dealer concession of up to 1% on investments made with no initial sales charge. The fee may be waived if no dealer concession is paid.

BREAKPOINTS OR VOLUME DISCOUNTS

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Fund, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply if shares are redeemed within eighteen months after purchase.

SALES CHARGE REDUCTIONS AND WAIVERS -- CLASS A SHARES:


Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent ("Letter") agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.


You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.


VOLUME DISCOUNTS/RIGHTS OF ACCUMULATION. In order to determine whether you qualify for a Volume Discount under the sales charge schedule above, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Fund uses the cur-rent net asset value ("NAV") of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.



LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of the Fund and submit a Letter to your broker or the Distributor, you may make purchases of Class A Shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV per Share. For more information on the Letter, call your broker.


REQUIRED SHAREHOLDER INFORMATION AND RECORDS. In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

     -    all of your accounts at the Fund or a broker;

     -    any account of yours at another broker; and

     - accounts of related parties of yours, such as members of your immediate family, at any broker.

You should therefore keep copies of these types of records.


INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of the Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, The Bank of New York Mellon Corp., Boston Financial Data Services, Inc. ("BFDS"), State Street Bank and Trust Company, the Fund's Transfer Agent ("State Street"), PNC Global Investment Servicing (U.S.) Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners, employees and directors of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 45 days of the redemption;
(5) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund or an intermediary; (7) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund (plan sponsors are encouraged to notify the Fund's Distributor when they first satisfy these requirements); (8) any unit investment trusts registered under the 1940 Act which have shares of the Fund as a principal investment; (9) investment advisory clients of GAMCO Asset Management Inc. and their immediate families; (10) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (11) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Fund's Distributor;

(12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent; and (13) investments made to achieve a minimum investment balance of $1,000 in an account.

Investors who qualify under any of the categories described above should contact their brokerage firm.

CLASS B SHARES

Class B Shares are not currently available for new purchases other than exchanges from Class B Shares of other Gabelli/GAMCO funds.

The deferred sales charge is deducted directly from your investment when you sell your shares. It is a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the CDSC goes down the longer you hold your shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the end of the sixth year after purchase.

      YEARS SINCE        CLASS B SHARES
       PURCHASE               CDSC
----------------------   --------------
First                         4.00%
Second                        4.00%
Third                         3.00%
Fourth                        3.00%
Fifth                         2.00%
Sixth                         1.00%
Seventh and thereafter        0.00%

We calculate the CDSC from the month you buy your shares. We always redeem the shares with the lowest CDSC first. Shares acquired by reinvestment of distributions can be sold without a CDSC.


The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of the Fund to brokers at the time of sale who initiate and are responsible for purchases of such Class B Shares of the Fund.



You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.


     We will waive the CDSC payable upon redemptions of shares for:

     - redemptions and distributions from retirement plans made after the death or disability of a shareholder;

     - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;

     -    involuntary redemptions made by the Fund;

     - a distribution from a tax-deferred retirement plan after your retirement; and

     - returns of excess contributions to retirement plans following the shareholder's death or disability.

CONVERSION FEATURE - CLASS B SHARES:

     - Class B Shares automatically convert to Class A Shares on the first business day of the seventy third month following the month in which you acquired such shares.

     - After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.

     - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

     - The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

     - If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

The Fund's Board may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

CLASS C SHARES

The CDSC is deducted directly from your investment when you sell your shares. It is equal to 1% of the original purchase price or the current value of the shares, whichever is lower. You will pay a CDSC when you redeem Class C Shares within approximately twelve months of buying them. We calculate the CDSC from the month you buy your shares. We always redeem the shares with the lowest CDSC first.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Fund at the time of sale to brokers that initiate and are responsible for purchases of such Class C Shares of the Fund.

Unlike Class B Shares, Class C Shares are never converted to Class A Shares. That means you keep paying the higher distribution and service fees associated with Class C Shares as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

The maximum amount of Class C Shares that are eligible for purchase by an investor is limited to $1 million.

CLASS R SHARES

Class R Shares have no sales charges and no distribution or service fees, but are only available to certain institutional investors and certain benefit or retirement plans.


                               PURCHASE OF SHARES


You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through registered broker-dealers, banks, or other financial intermediaries that have entered into appropriate selling agreements with the Fund's Distributor.

The broker-dealer, bank, or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers, banks, or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

Presently, Class B Shares may only be acquired through an exchange of Class B Shares of another Gabelli/GAMCO fund.

Class R Shares may only be purchased by institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial, or similar capacity for certain benefit plans and retirement plans.


     - BY MAIL OR IN PERSON. Your broker-dealer, bank, or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554), or, via the Internet at www.gabelli.com. Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund, and class of shares you wish to purchase.


          BY MAIL                                        BY PERSONAL DELIVERY
          THE GABELLI FUNDS                              THE GABELLI FUNDS
          P.O. BOX 8308                                  C/O BFDS
          BOSTON, MA 02266-8308                          30 DAN ROAD
                                                         CANTON, MA 02021-2809


     - BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:



                       STATE STREET BANK AND TRUST COMPANY
                     225 FRANKLIN STREET, BOSTON, MA 02110
                       ABA #011-0000-28 REF DDA #99046187
                      RE: THE COMSTOCK CAPITAL VALUE FUND
                              ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]



          If you are making an initial purchase, you or your broker-dealer should also complete and mail a subscription order form to the address shown under "By Mail". Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers for initial or subsequent purchases.



SHARE PRICE. The Fund sells its shares at the NAV next determined after the time as of which the Fund receives your completed subscription order form and your payment, subject to a front-end sales charge in the case of Class A Shares as described under "Classes of Shares - Class A Shares." See "Pricing of Fund Shares" for a description of the calculation of the NAV, as described under "Classes of Shares - Class A Shares."


MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans.

There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.


RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRAs, "Roth" IRAs, SEP IRAs, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans; the Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans". The minimum initial investment in all such retirement plans is $250. There is no minimum for subsequent investments in retirement plans.

AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no minimum initial investment for purchases establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.



TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.



GENERAL. State Street will not issue share certificates, unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so,
(ii) suspend the offering of shares for any period of time, and (iii) waive the Fund's minimum purchase requirements.


CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company, on behalf of the Fund, to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Company verifies the account holder's identity.


THIRD PARTY ARRANGEMENTS. The Adviser and its affiliates utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than 12b-1 payments), for a portion of the charges for these programs generally representing savings experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directing in the Fund.



The Adviser or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Fund's distribution plans), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Fund, and/or to promote retention of its customers' assets in the Fund. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) shareholder servicing, transaction processing, subaccounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales;
(ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority ("FINRA"), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.


The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, which may be subject in some cases to a CDSC or a redemption fee, as described under "Classes of Shares - Class B Shares" or "Classes of Shares - Class C Shares." See "Pricing of Fund Shares" for a description of the calculation of NAV.



You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.


The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of the Fund's shares.


In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of the Fund's shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has adopted procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not always possible to be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short-term trading in Fund shares, the Fund's Board has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class A, Class B, Class C, and Class R Shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place. While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund's policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.


Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary's policies on frequent trading restrictions.


The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.



In the event that you wish to redeem shares in a registered account established by a broker-dealer or other financial intermediary, and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.



INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV).You will be notified in writing if the Fund initiates such action and allowed 45 days to increase the value of your account to at least $1,000. The Distributor will waive any CDSC in connection with an involuntary redemption.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.



REDEMPTION IN KIND. In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Fund's Board believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.


                               EXCHANGE OF SHARES


You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on its relative NAV at the time of exchange. You may call your broker to obtain a list of the funds whose shares you may acquire through an exchange. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange.You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. The Fund or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or investor at any time.You will be given notice sixty days prior to any material change in the exchange privilege.


In effecting an exchange:

- you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

- if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

- if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

-    you may realize a taxable gain or loss;

- you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and

- you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange shares by telephone, by mail, over the Internet, or through a registered broker-dealer or other financial intermediary.

     - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554).You may not exchange shares by telephone if you hold share certificates.


     - EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308.Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

     - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

The Fund or any of the other funds may modify or terminate the exchange privilege with respect to such fund at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.


                             PRICING OF FUND SHARES



The Fund's NAV is calculated separately for each class of shares on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.



The Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The Fund's NAV of each class is computed by dividing the value of the Fund's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV of each class next made as of a time after the time as of which a purchase or redemption order is received in proper form.



Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are fair valued according to the broadest and most representative market, as determined by the Adviser.



Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt ("ADR") securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.



                           DIVIDENDS AND DISTRIBUTIONS



Dividends out of net investment income and capital gains, if any, will be paid annually for the Fund. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares.You may change this election by notifying your broker or the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges by the Fund in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income. Dividends and distributions may differ for different classes of shares. Dividends and distributions will be taxable whether paid in cash or automatically reinvested in additional shares of the Fund.


                                 TAX INFORMATION


The Fund expects that distributions will consist primarily of investment company taxable income, net capital gains, and/or a return of capital. Dividends out of net investment company taxable income and distributions of net short-term capital gains (i.e., gains from assets held by the Fund for one year or less) are taxable to you as ordinary income if you are a U.S. Shareholder, except that certain qualified dividends are currently eligible for a reduced rate (to the extent derived from the Fund's qualified dividend income and if certain holding period requirements are met). Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. However, as of the date of this prospectus, the Fund has a large capital loss carryforward that may be used to offset any current or future realized capital gains. Until this carryforward expires or is offset completely by realized capital gains, shareholders will not receive distributions of, or pay taxes on, those capital gains. There is no requirement that the Fund take into consideration any tax implications when implementing its investment strategy. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state, and/or local taxes. Shareholders should note that the Fund may make taxable distributions to shareholders even if the value of the Fund's shares has declined. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax at a rate of 30% (or a lower rate reduced by an applicable income tax treaty). The tax basis of your holdings will be reduced to the extent you receive any distributions treated as a non-taxable return of capital.



A dividend declared by the Fund in October, November, or December and paid during January of the following year will be treated as paid in December for tax purposes.



This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund based on your individual circumstances.

                            MAILINGS TO SHAREHOLDERS


In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.



                           E-DELIVERY TO SHAREHOLDERS



The Fund offers electronic delivery of Fund documents, Direct shareholders of the Fund can elect to receive the Fund's annual, semi-annual and quarterly Fund reports, manager commentaries and Prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's web-site at www.gabelli.com.


                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the designated class of shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund's financial statements and related notes are included in the annual report, which is available upon request.

COMSTOCK FUNDS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:


                     INCOME FROM INVESTMENT OPERATIONS
                   ------------------------------------
                                    Net                       DISTRIBUTIONS
         Net Asset     Net     Realized and     Total   ------------------------
 Period    Value,  Investment   Unrealized      from        Net
 Ended   Beginning   Income   Gain (Loss) on Investment Investment     Total     Redemption
April 30 of Period  (Loss)(a)   Investments  Operations   Income   Distributions   Fees(a)
-------- --------- ---------- -------------- ---------- ---------- ------------- ----------
CAPITAL VALUE FUND
CLASS A
   2009    $2.18    $(0.04)      $ 1.01        $ 0.97    $(0.01)      $(0.01)     $0.00(c)
   2008     2.12      0.05         0.07          0.12     (0.06)       (0.06)      0.00(c)
   2007     2.33      0.09        (0.22)        (0.13)    (0.08)       (0.08)      0.00(c)
   2006     2.91      0.05        (0.58)        (0.53)    (0.05)       (0.05)      0.00(c)
   2005     3.29      0.00(c)     (0.38)        (0.38)       --           --       0.00(c)
CLASS B
   2009    $2.13    $(0.05)      $ 0.98        $ 0.93        --           --      $0.00(c)
   2008     2.08      0.03         0.06          0.09    $(0.04)      $(0.04)      0.00(c)
   2007     2.27      0.07        (0.20)        (0.13)    (0.06)       (0.06)      0.00(c)
   2006     2.84      0.03        (0.57)        (0.54)    (0.03)       (0.03)      0.00(c)
   2005     3.24     (0.02)       (0.38)        (0.40)       --           --       0.00(c)
CLASS C
   2009    $2.02    $(0.06)      $ 0.94        $ 0.88        --           --      $0.00(c)
   2008     1.98      0.03         0.05          0.08    $(0.04)      $(0.04)      0.00(c)
   2007     2.18      0.06        (0.19)        (0.13)    (0.07)       (0.07)      0.00(c)
   2006     2.72      0.03        (0.54)        (0.51)    (0.03)       (0.03)      0.00(c)
   2005     3.10     (0.02)       (0.36)        (0.38)       --           --       0.00(c)
CLASS R
   2009    $2.18    $(0.04)      $ 1.01        $ 0.97    $(0.01)      $(0.01)     $0.00(c)
   2008     2.12      0.05         0.08          0.13     (0.07)       (0.07)      0.00(c)
   2007     2.33      0.09        (0.21)        (0.12)    (0.09)       (0.09)      0.00(c)
   2006     2.90      0.06        (0.58)        (0.52)    (0.05)       (0.05)      0.00(c)
   2005     3.28      0.01        (0.39)        (0.38)       --           --       0.00(c)


                                               RATIOS TO AVERAGE NET ASSETS/
                                                     SUPPLEMENTAL DATA
                                      ----------------------------------------------
         Net Asset         Net Assets                            Dividend
 Period    Value,            End of       Net                   Expense on Portfolio
 Ended     End of   Total    Period    Investment    Operating  Securities  Turnover
April 30   Period  Return+ (in 000's) Income (Loss) Expenses(b) Sold Short  Rate++
-------- --------- ------- ---------- ------------- ----------- ---------- ---------
CAPITAL VALUE FUND
CLASS A
   2009    $3.14    44.31%   $58,112     (1.45)%       2.22%(d)    0.32%      440%
   2008     2.18     5.73     29,169      2.12         2.24(d)     0.24         0
   2007     2.12    (5.49)    28,841      3.73         1.92(d)     0.13         0
   2006     2.33   (18.35)    32,873      2.08         2.20(d)     0.25         0
   2005     2.91   (11.55)    54,025      0.08         1.81        0.25         0
CLASS B
   2009    $3.06    43.66%   $   403     (1.84)%       2.97%(d)    0.38%      440%
   2008     2.13     4.36        926      1.48         2.99(d)     0.24         0
   2007     2.08    (5.79)     1,518      2.96         2.67(d)     0.14         0
   2006     2.27   (19.02)     2,371      1.28         2.96(d)     0.25         0
   2005     2.84   (12.35)     5,397     (0.69)        2.56        0.25         0
CLASS C
   2009    $2.90    43.56%   $16,138     (2.07)%       2.97%(d)    0.35%      440%
   2008     2.02     4.32     11,587      1.32         2.99(d)     0.24         0
   2007     1.98    (6.00)    10,671      3.01         2.67(d)     0.13         0
   2006     2.18   (18.74)     7,737      1.32         2.95(d)     0.25         0
   2005     2.72   (12.26)    13,497     (0.67)        2.56        0.25         0
CLASS R
   2009    $3.14    44.56%   $   148     (1.37)%       1.97%(d)    0.31%      440%
   2008     2.18     6.00         20      2.09         1.99(d)     0.26         0
   2007     2.12    (5.24)         5      3.89         1.64(d)     0.16         0
   2006     2.33   (17.90)        25      2.31         1.95(d)     0.25         0
   2005     2.90   (11.59)        51      0.31         1.58        0.25         0


----------

+ Total investment returns exclude the effects of sales loads and assume reinvestment of distributions.



++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended 2007, 2006, and 2005 would have been as shown.



(a) Per share amounts have been calculated using the average shares outstanding method.



(b) For the years ended April 30, 2009, 2008, 2007, 2006, and 2005, the effect of the custodian fee credits was minimal.


(c)  Amount represents less than $0.005 per share.


(d) The Fund incurred interest expense during the year ended April 30, 2008. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 2.23% (Class A), 2.98% (Class B and Class C), and 1.98% (Class R), respectively. The effect of interest expense for the years ended April 30, 2009, 2007, and 2006 was minimal.

                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
WHO ARE WE?


The Gabelli/GAMCO and GAMCO Westwood Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc., (formerly Gabelli Advisers, Inc.), which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.


WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     - INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     - INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS

                              COMSTOCK FUNDS, INC.
                           COMSTOCK CAPITAL VALUE FUND
                          CLASS A, B, C, AND R SHARES


FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):


The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.



       You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by contacting:


                              Comstock Funds, Inc.
                            One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                www.gabelli.com


You can also review and/or copy the Fund's prospectuses, annual, and semi-annual reports, and SAI at the Public Reference Room of the SEC. You can obtain text-only copies:


     -    Free from the Fund's website at www.gabelli.com.


     - For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520 or by calling 202-551-8090.


     -    Free from the EDGAR Database on the SEC's website at www.sec.gov.

(Investment Company Act File No. 811-5502)

                             COMSTOCK FUNDS, INC.
                           COMSTOCK CAPITAL VALUE FUND

                       Statement of Additional Information


                                 August 28, 2009

This Statement of Additional Information ("SAI"), which is not a prospectus, describes Comstock Capital Value Fund (the "Capital Value Fund" or the "Fund") which is a series of the Comstock Funds, Inc., a Maryland corporation (the "Company"). This SAI should be read in conjunction with the Fund's Prospectuses for the Fund's Class AAA Shares and for the Class A Shares, Class B Shares, Class C Shares, and Class R Shares, each dated August 28, 2009. This SAI is incorporated by reference in its entirety into the Company's Prospectus. For a free copy of a Prospectus, please contact the Company at the address, telephone number, or Internet website printed below. Portions of the Company's annual report to shareholders are incorporated by reference into this SAI.


                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 WWW.GABELLI.COM

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
GENERAL INFORMATION .....................................................     2
INVESTMENT STRATEGIES AND RISKS .........................................     2
INVESTMENT RESTRICTIONS .................................................    27
PORTFOLIO HOLDINGS INFORMATION ..........................................    29
DIRECTORS AND OFFICERS ..................................................    30
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS ..............................    37
INVESTMENT ADVISORY AND OTHER SERVICES ..................................    38
DISTRIBUTION PLANS ......................................................    44
PORTFOLIO TRANSACTIONS AND BROKERAGE ....................................    46
REDEMPTION OF SHARES ....................................................    49
DETERMINATION OF NET ASSET VALUE ........................................    49
ADDITIONAL INFORMATION CONCERNING TAXES .................................    50
INVESTMENT PERFORMANCE INFORMATION ......................................    53
DESCRIPTION OF THE FUND'S SHARES ........................................    54
FINANCIAL STATEMENTS ....................................................    56

GENERAL INFORMATION


The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and currently consists of one portfolio: the Capital Value Fund, a diversified portfolio. The Company was incorporated under the laws of the State of Maryland on March 14, 1988, as Comstock Partners Strategy Fund, Inc., and commenced operations in May of 1988 as a non-diversified, closed-end investment company. The Company converted to an open-end investment company effective as of August 1, 1991. On February 8, 1996, the Company changed its name to Comstock Partners Funds, Inc. and adopted a series fund structure. A series fund is an open-end investment company that has the ability to issue different series of shares representing interests in separate mutual fund portfolios. In that connection, the Capital Value Fund was organized as a new portfolio of the Company. On July 25, 1996, the Capital Value Fund acquired all of the assets, subject to the liabilities (whether contingent or otherwise) of the Dreyfus Capital Value Fund, Inc. in exchange for shares in the Capital Value Fund (the "Reorganization"). The Capital Value Fund commenced operations upon the consummation of the Reorganization. On May 22, 2000, (i) the Company changed its name to Gabelli Comstock Funds, Inc. and (ii) Comstock Partners Capital Value Fund was renamed Gabelli Comstock Capital Value Fund. On August 3, 2000, (i) the Company changed its name to Comstock Funds, Inc. and (ii) Gabelli Comstock Capital Value Fund was renamed Comstock Capital Value Fund.


The Company's principal office is located at One Corporate Center, Rye, New York 10580-1422. The Fund is advised by Gabelli Funds, LLC (the "Adviser").

                         INVESTMENT STRATEGIES AND RISKS


The Fund's Prospectuses discuss the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies the Fund may utilize, and certain risks associated with such investments and strategies.

The economic crisis that began to unfold in 2007 continues to manifest itself in nearly all areas of the U.S. economy and has caused dramatic volatility in the financial markets, as well as a significant decrease in the value of many financial institutions, including, in general, a decrease in the value of stocks and bonds. The U.S. government has taken a number of measures to attempt to restore stability to the financial markets and to promote economic recovery. The measures have included various programs to stimulate economic activity, to reform regulatory oversight, to advance various social goals and to provide relief to businesses and individuals suffering from the effects of the economic crisis. There is no guarantee that any of these programs or other efforts will be successful.


The Fund's debt securities may include obligations issued or guaranteed by the United States government, its agencies or instrumentalities (including repurchase agreements secured by such instruments); obligations issued or guaranteed by a foreign government or any of its political subdivisions, agencies, or instrumentalities; and obligations (including convertible securities) of domestic and foreign corporations, banks, thrift institutions, savings and loan institutions, finance companies, and supranational organizations.

In determining whether the Fund should invest in particular debt securities, the Adviser considers factors such as: the price, coupon and yield to maturity; its assessment of the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund, and early redemption provisions. It also will review the ratings, if any, assigned to the securities by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Service ("S&P") or other recognized rating agencies. The judgment of the Adviser as to credit quality of a debt security may differ, however, from that suggested by the ratings published by a rating service.

In addition, the Fund may invest up to 25% of its total assets, measured at the time of investment, in a single industry, subject to certain exceptions. The Fund may invest in a limited number of industries and the Fund may be more susceptible to any single economic, political, or regulatory occurrence than more widely diversified funds.

The Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, two or more controlled issuers engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in securities of the United States government, its agencies or instrumentalities or other regulated investment companies are not subject to these limitations.

In many instances, the Adviser will rely on ratings of debt securities and preferred stock in making its investment decisions. In analyzing unrated debt securities or preferred stock, the Adviser may consider the issuer's experience and managerial strength, changing financial condition, borrowing requirements, or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. The Adviser may also consider relative values based on anticipated cash flow, interest or dividend coverage, and asset coverage and earnings prospects.

CERTAIN INVESTMENT TECHNIQUES


The use of investment techniques such as engaging in financial futures and options and currency transactions, purchasing securities on a forward commitment basis, lending portfolio securities, purchasing foreign securities, investing in illiquid securities, utilizing certain other specialized instruments and engaging in short-selling and leverage through borrowing, involves greater risk than that incurred by many other funds with similar objectives to the Fund. In addition, using these techniques may produce higher than normal portfolio turnover and may affect the degree to which the Fund's net asset value ("NAV") fluctuates. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.


LOWER RATED SECURITIES

The Fund is permitted to invest in securities rated below Baa by Moody's and below BBB by S&P. Such securities, though higher yielding, are characterized by risk. These securities, commonly referred to as "junk bonds", provide yields superior to those of more highly rated securities, but involve greater risks (including the possibility of default or bankruptcy of the issuers of such securities) and are regarded as speculative in nature. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated securities. In addition, the markets in which securities rated below investment grade and comparable unrated securities are traded are generally more limited than those in which higher rated securities are traded. Because of risks associated with an investment in securities rated below investment grade and comparable unrated securities, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Adviser's judgment, analysis, and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, and the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. Once the rating of a security in the Fund's portfolio has been changed, the Adviser will consider all circumstances deemed relevant in determining whether the Fund should continue to hold the security.

The Fund is not subject to any limit on the percentage of its assets that may be invested in debt securities having a certain rating. Thus, it is possible that a substantial portion of the Fund's assets may be invested in debt securities that are unrated or rated in the lowest categories of the recognized rating agency (i.e., securities rated C by Moody's or D by S&P). The Fund intends to invest less than 35% of its assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P. The Adviser's decision to invest in lower rated securities is not subject to shareholder approval.

The market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate more over time. These securities are considered by S&P and Moody's, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

You should carefully consider the relative risks of the Fund investing in higher yielding (and, therefore, higher risk) debt securities. Lower rated securities are rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Obligations rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Obligations rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Obligations rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Obligations rated D by S&P are in default and the payment of interest and/or repayment of principal are in arrears. Such obligations, though high yielding, are characterized by great risk. See "Description of Bond and Commercial Paper Ratings" for a general description of Moody's and S&P securities ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities, which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve their investment objectives may be more dependent on the Adviser's credit analysis than might be the case for funds that invested in higher rated securities.

Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Such securities are generally traded only among dealers and institutional investors. The secondary trading market for these securities generally is not as liquid as the secondary market for higher rated securities. The weaker secondary market may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet that fund's liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer. The weaker secondary market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing that fund's portfolio and calculating its NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may further decrease the values and liquidity of these securities.

The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities.

The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Adviser will review carefully the credit and other characteristics pertinent to such new issues.

Lower rated zero coupon securities and pay-in-kind bonds (in which the Capital Value Fund is limited to 5% of its total assets) involve special considerations. Such zero coupon securities, pay-in-kind, or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on their investment.

U.S. GOVERNMENT SECURITIES

Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities, and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating, or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government provides financial support to such U.S. government sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. The Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

As of September 7, 2008, the Federal Housing Finance Agency ("FHFA") has been appointed to be the Conservator of the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association for an indefinite period. In accordance with the Federal Housing Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as Conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent. During the Conservatorship, each entity's obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by the entities, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of the entities to meet their obligations.

FOREIGN SECURITIES


The Fund may invest up to 65% of its assets, in foreign securities, including securities of emerging market issuers. The Fund's investments in foreign and emerging market securities involve certain other considerations and risks not typically associated with investing in domestic securities, including: greater price volatility; uncertainties regarding future social, political and economic developments; the possible imposition of foreign withholding or brokerage taxes or exchange controls; risks of seizure or expropriation; the availability of less information than is generally available in the U.S. and a lack of uniform accounting and auditing standards; higher transaction costs and possible delays or problems with settlement; limited liquidity and relatively small market capitalization of securities markets; high rates of inflation and interest; less government supervision of exchanges, brokers and issuers; difficulty in enforcing contractual obligations; and the possible adverse effects of changes in the exchange rates of foreign currencies in which the Fund's investments may be denominated.


Many countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits, and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities.

By investing in foreign securities, the Fund will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt, and its gross domestic product, will also affect the government's ability to honor its obligations.

No established secondary markets may exist for many of the foreign securities in which the Fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain foreign securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many foreign securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when the Fund changes investments from one country to another.

Furthermore, some of these securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Fund will reduce its net income available for distribution to its shareholders.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad.

Foreign currency markets offer less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

Emerging markets will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, a country with an emerging market. In emerging markets, the Fund may also purchase debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). These include Brady Bonds, Structured Investments, and Loan Participations and Assignments (as defined below). See "Brady Bonds and Emerging Market Governmental Obligations," "Structured Investments," and "Loan Participations and Assignments" below.

Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Fund will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers. The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners also could adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments, and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. These interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations also may be directly involved in negotiating the terms of these arrangements and, therefore, may have access to information not available to other market participants.

The Fund is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Fund's investment objective. The Fund may have limited legal recourse in the event of default with respect to certain Sovereign Debt Obligations it holds. Bankruptcy, moratorium, and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

Expropriation, confiscatory taxation, nationalization, political, economic, or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund will invest and could adversely affect the Fund's assets should these conditions or events recur.

Foreign investment in certain Sovereign Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls at times may limit or preclude foreign investment in certain Sovereign Debt Obligations and increase the costs and expenses of the Fund investing in such instruments. Certain countries in which the Fund will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by a domiciliary of the countries, and/or impose additional taxes on foreign investors.

In addition, if deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs to the Fund.

DERIVATIVES TRANSACTIONS - OPTIONS, FUTURES, AND CURRENCIES

The Fund is authorized to use certain investment strategies commonly referred to as derivatives, such as trading in options, futures, and foreign currencies for bona fide hedging and/or speculative purposes as specified in the Prospectus. The Fund may write covered put and call options on securities and stock indices and purchase put and call options on securities and stock indices. In addition, through the writing of covered options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts, and options thereon, the Fund at times may speculate or seek to hedge against either a decline in the value of securities owned by them or an increase in the price of securities which it plans to purchase, provided that with respect to all futures contracts traded by the Fund, the Fund will establish segregated accounts consisting of liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts. The Fund may also purchase put and call options and write covered put and call options on foreign currencies and enter into exchange-traded contracts for the purchase and sale for future delivery of foreign currencies for speculative purposes or to hedge against declines in the dollar value of foreign portfolio securities and against increases in the dollar value of foreign securities to be acquired. The Fund is not a commodity pool and all futures and related options transactions engaged in by the Fund will constitute bona fide hedging or other permissible transactions in accordance with the Commodity Exchange Act, as amended, and the rules and regulations promulgated by the Commodity Futures Trading Commission ("CFTC"); provided, however, that the Fund may enter into futures contracts and options on futures for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin on futures contracts and premiums on options would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Because the 5% limitation applies only at the time the Fund enters into a futures contract or option thereon, the value of futures contracts and options thereon may be significantly more or less than 5% of the value of the Fund's portfolio. The Fund may also enter into forward foreign currency exchange contracts ("forward contracts") for speculative purposes or to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. In addition, the Fund may engage in cross-hedging transactions with respect to forward contracts whereby, for example, if the Adviser believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

In addition to the limitations set forth in the preceding paragraph relating to the use of futures and options on futures, the Fund has adopted certain additional policies relating to derivative transactions. The Fund will not purchase put or call options if, immediately after giving effect to such purchase, the value of all uncovered put and call options held by the Fund would exceed 10% of the value of its net assets. The Fund may not write (i.e., sell) covered call and put option contracts in excess of 20% of the value of its net assets at the time such option contracts are written. Because the foregoing limitations apply only at the time the Fund enters into a transaction, the value of the Fund's holdings or its net exposure under the relevant instruments may be significantly more or less than at the time of its initial investment.

The ability of the Fund to engage in the options and futures strategies described herein will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential for losses. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. Options and futures transactions may involve certain risks which are described herein.

In connection with transactions in stock index futures contracts, interest rate futures contracts, and options thereon written by the Fund on such futures contracts, the Fund engaging in such transactions will be required to deposit as "initial margin" an amount of cash and short-term United States government securities equal to 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

FUTURE DEVELOPMENTS

The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's respective investment objectives and legally permissible for the Fund.

WRITING COVERED OPTIONS ON SECURITIES. The Fund may write covered call options and covered put options on optionable securities and stock indices of the types in which it is permitted to invest from time to time as its Adviser determines is appropriate in seeking to attain its objectives. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

When the Fund writes covered options, the Fund owns (in the case of a call option) the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or maintains in a segregated account liquid assets with a value equal to or greater than the exercise price of the underlying securities (in the case of a put option). The Fund may also write combinations of covered puts and calls on the same underlying security.

The Fund intends to treat certain options in respect of specific securities that are not traded on a securities exchange and the securities underlying covered call options written by the Fund as illiquid securities. See "Illiquid or Restricted Securities."

The Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Ordinarily, written options will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to, or above the market values of the underlying securities at the time the options are written.

In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money," and "out-of-the-money," respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as the Fund's obligation as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

PUT AND CALL OPTIONS ON SECURITIES. The Fund may purchase put options for speculative purposes or to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options for hedging purposes, the Fund engaging in that transaction will reduce any profit it might otherwise have realized on its underlying security by the premium paid for the put option and by transaction costs.

The Fund may also purchase call options for speculative purposes or to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options for hedging purposes, the Fund engaging in that transaction will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs. Alternatively, the Fund may purchase a call or a put option on a security in lieu of an actual investment in, or disposition of, a particular security if it expects an increase or a decrease, as the case may be, in the price of the security.

The purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

An option position may be closed out only if a secondary market for an option of the same series exists on a recognized national securities exchange or in the over-the-counter market. Because of this fact and current trading conditions, the Fund expects to purchase only call or put options issued by the Options Clearing Corporation. The Fund expects to write options on national securities exchanges and in the over-the-counter market.

While they may choose to do otherwise, the Fund generally will purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

PURCHASE AND SALE OF OPTIONS AND FUTURES CONTRACTS ON STOCK INDICES. The Fund may purchase put and call options and write covered put and call options on stock indices for speculative purposes or as a hedge against movements in the equity markets. The Fund may also purchase and sell stock index futures contracts for speculative purposes or as a hedge against movements in the equity markets.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index ordinarily gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in stock included in the index rather than price movements in particular stocks. When the Fund writes an option on a stock index, it will establish a segregated account with the Fund's custodian in which it will deposit liquid assets in an amount equal to the market value of the option, and it will maintain the account while the option is open. As indicated above, the purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

If the Adviser expects general stock market prices to rise, it might cause the Fund to purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might cause the Fund to purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in the Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

Alternatively, the Fund may purchase a call or a put option (or buy or sell a futures contract) on a stock index in lieu of an actual investment in, or disposition of, particular equity securities if it expects an increase or a decrease, as the case may be, in general stock market prices.

PURCHASE AND SALE OF INTEREST RATE FUTURES CONTRACTS. The Fund may purchase and sell interest rate futures contracts on United States Treasury bills, notes, and bonds for speculative purposes or to hedge its portfolio of fixed income securities against the adverse effects of anticipated movements in interest rates.

The Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by the

Fund will fall, thus reducing the NAV of the Fund. This interest rate risk can be reduced without employing futures contracts as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would, as a result of the shortening of maturities, typically reduce the average yield of the Fund engaging in the strategy.

The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of the Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than the transaction costs incurred in the purchase and sale of portfolio securities.

The Fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested in debt securities it intends to purchase. As such purchases are made, the Fund intends that an equivalent amount of futures contracts will be closed out.

Alternatively, the Fund may buy or sell an interest rate futures contract in lieu of an actual investment in, or disposition of, particular fixed income securities if it expects an increase or a decrease, as the case may be, in interest rates.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND INTEREST RATE FUTURES CONTRACTS. The Fund may purchase call and put options and write covered call and put options on stock index and interest rate futures contracts. The Fund may use such options on futures contracts for speculative purposes or in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, the Fund may purchase put options or write call options on stock index futures contracts or interest rate futures contracts, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write covered put options on stock index or interest rate futures contracts, rather than purchasing such futures contracts, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

FOREIGN DERIVATIVES TRANSACTIONS. Unlike trading on domestic exchanges for certain derivatives instruments, trading on foreign exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both instruments which are traded on domestic exchanges and those which are not.

FOREIGN CURRENCY TRANSACTIONS. The Fund may enter into forward contracts for speculative purposes or to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract for hedging purposes, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the United States dollar price of the security. Likewise, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the United States dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." The Fund may enter into a forward contract for speculative purposes in order to seek to take advantage of changes in the relative values of two currencies which the Adviser believes may occur. Because in connection with the Fund's foreign currency forward transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets available that are sufficient to cover any commitments of the Fund under these contracts or to limit any potential risk. The segregated account will be maintained with the Fund's custodian or a sub-custodian and marked-to-market on a daily basis. While these contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the United States dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.


The CFTC recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the Fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The Fund, however, continues to have policies with respect to futures and options thereon as set forth above. The current view of the staff of the Securities and Exchange Commission (the "SEC") is that the Fund's long and short positions in futures contracts, as well as put and call options on futures written by it, must be collateralized with cash or other liquid securities which are segregated with the Fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging (See "Asset Coverage for Forward Contracts, Options, Futures, and Options on Futures" below).


The Fund may purchase put and call options and write covered call and put options on foreign currencies for speculative purposes or for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency for hedging purposes will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on United States and foreign exchanges or over-the-counter.

The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures contracts"). This investment technique may be used for speculative purposes or to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures contracts will depend, in part, on the Adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures contracts or may realize losses. The costs, limitations, and risks associated with transactions in foreign currency futures contracts are similar to those associated with other types of futures contracts discussed in this SAI.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period, and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.


If a devaluation is generally anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The requirements for qualification as a regulated investment company under the Code may cause the Fund to restrict the degree to which it engages in currency transactions.


ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES, AND OPTIONS ON FUTURES

The Fund will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities, and indexes; and currency, interest rate, and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with their custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument, or currency, or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high as or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

RISK FACTORS IN DERIVATIVES TRANSACTIONS.

Derivatives transactions involve special risks, including possible default by the other party to the transaction, illiquidity, increased volatility in the Fund's net asset value and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such instruments could result in substantially greater losses than if it had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, in the case of hedging, the variable degree of correlation between price movements of options or futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Expenses and losses incurred as a result of the use of options, futures, or currency transactions will reduce the Fund's NAV, and possibly income, and the losses may be greater than if such instruments had not been used.

The value of a derivative instrument depends largely upon price movements in the securities or other instruments upon which it is based. Therefore, many of the risks applicable to trading the underlying securities or other instruments are also applicable to derivatives trading. However, there are a number of other risks associated with derivatives trading, including the risk that derivatives often fluctuate in value more than the securities or other instruments upon which they are based. Relatively small changes in the value of the underlying securities or instruments may have significantly larger effects on the value of derivatives held by the Fund. Derivatives may entail the risk of loss of the entire amount invested or, in certain cases, losses in excess of the amount invested. A derivative utilized for hedging purposes may limit the amount of potential gain on the related transaction or may result in greater losses than if the derivative had not been used. The Fund generally expects that its options and futures transactions will be conducted on recognized securities and commodity exchanges. In certain instances, however, the Fund may purchase and sell stock options in the over-the-counter market. The Fund's ability to terminate stock option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The staff of the SEC generally considers over-the-counter options to be illiquid. There can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The use of options and futures for hedging purposes involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. The use of derivatives for speculative purposes involves a variety of risks, including the risk of an increased volatility that may potentially increase losses. Certain provisions of the Code may limit the ability of the Fund to quickly liquidate options, futures, and currency positions in which significant unrealized gains have developed when the Adviser deems it appropriate to realize the gains.

SHORT-SELLING OF SECURITIES

The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. When the Fund purchases a call option it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. No securities will be sold short by the Fund if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 50% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 5% of the outstanding securities of that class. In addition to the short sales discussed above, the Fund may make short sales "against the box," a transaction in which the

Fund enters into a short sale of a security which the Fund owns. The Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing liquid assets, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

BANK OBLIGATIONS

Bank obligations that the Fund may purchase include time deposits ("TDs"), certificates of deposit ("CDs"), and banker acceptances ("BAs"). TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. BAs are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These and other short-term instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating, or variable interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulation designed to promote financial soundness. However, not all such laws and regulations apply to foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding, and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing, and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of United States branches of foreign banks may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to:
(1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and state branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, foreign branches of foreign banks, or U.S. branches of foreign banks, the Adviser carefully evaluates such investments on a case-by-case basis.

COMMERCIAL PAPER

The Fund may purchase commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The Fund will invest in commercial paper that is rated at least Prime-1 by Moody's or A-1 by S&P or, if not rated, is determined by the Adviser to be of comparable quality.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements only with member banks of the Federal Reserve System and primary dealers in United States government securities and only with respect to obligations issued or guaranteed by the United States government, its agencies, or instrumentalities. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Fund.

The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Adviser will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements on behalf of the Fund.

BRADY BONDS AND EMERGING MARKET GOVERNMENTAL OBLIGATIONS

The Fund may invest in emerging market governmental debt obligations commonly referred to as "Brady Bonds." Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. Investors should recognize that Brady Bonds have only been issued relatively recently, and accordingly do not have a long payment history. In addition to Brady Bonds, the Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan. A substantial portion of the Brady Bonds and other similar obligations in which the Fund may invest are likely to be acquired at a discount, which involves certain considerations discussed below under "Zero Coupon Securities and Discount Obligations."


The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance. The Fund may invest in Brady Bonds of emerging market countries that have been issued to date, as well as those which may be issued in the future.


Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month London Interbank Offered Rate ("LIBOR"). Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank, and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

ZERO COUPON SECURITIES AND DISCOUNT OBLIGATIONS

The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The Fund also may invest in zero coupon securities issued by financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. In addition, as indicated above, certain of the Fund's emerging market governmental debt securities may be acquired at a discount ("Discount Obligations").

Zero coupon securities and Discount Obligations tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and Discount Obligations appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be.

Under current federal income tax law, the Fund is required to accrue as income each year a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price prior to the receipt of cash payments. Accordingly, to maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements of the Fund.

STRIPPED MORTGAGE-BACKED SECURITIES

The Fund may invest up to 10% of its total assets in stripped mortgage-backed securities ("SMBS"), all of which will be issued or guaranteed by the United States government, its agencies, or instrumentalities. SMBS are derivative multiclass securities that indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal payments on an underlying pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest ("IO" or interest-only class) and the other class receiving all of the principal ("PO" or principal-only class). SMBS may be highly sensitive to changes in prepayment and interest rates and, under certain interest rate or prepayment rate scenarios, the Fund may fail to recoup fully its investment in these securities even if the securities are of the highest credit quality. Furthermore, the yield to maturity on these securities may be adversely affected.

STRUCTURED INVESTMENTS

The Fund may invest in structured investments, which are securities issued solely for the purpose of restructuring the investment characteristics of other securities, such as commercial bank loans or Brady Bonds. Structured investment products may involve special risks, including substantial volatility in their market values and potential illiquidity. The Fund is permitted to invest in a class of structured investments, which is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be a borrowing by the Fund for purposes of the Fund's fundamental investment restriction on borrowing.

Issuers of structured investments are typically organized by investment banking firms which receive fees in connection with establishing each issuing entity and arranging for the placement of its securities. This type of restructuring of investment characteristics involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.

PREFERRED STOCK

Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a debt security with similar stated yield characteristics.

CONVERTIBLE SECURITIES

A convertible security is a fixed-income security that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

WARRANTS

Equity warrants and rights are securities permitting, but not obligating, their holder to subscribe for other equity securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants or rights may be considered speculative. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund may invest up to 5% of the value of its net assets in warrants for equity securities, but will not invest more than 2% of the value of its net assets in warrants which are not listed on the New York or American Stock Exchange.

DEPOSITARY RECEIPTS

American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of depositary receipts (which, together with ADRs, GDRs and EDRs, are collectively referred to as "Depositary Receipts") evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depositary or custodian bank. Depositary Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depositary bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. Banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depositary Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets.

The Fund treats Depositary Receipts as interests in the underlying securities for purposes of their investment policies. While Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted, they entail certain of the risks associated with investments in foreign securities. The Fund will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying securities to any more than 5% of the value of its net assets (at the time of the investment). A purchaser of unsponsored Depositary Receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying security as with sponsored Depositary Receipts.

INVESTMENT FUNDS


The Fund may invest in unaffiliated investment funds which invest principally in securities in which the Fund is authorized to invest, subject to the limitations imposed by the 1940 Act on certain of these investments. These investment funds may be registered investment companies as well as private investment funds which are designed to pursue specialized investment opportunities such as private equity and emerging market investments. Under the 1940 Act, the Fund may not invest more than 10% of its total assets in the shares of other registered investment companies or more than up to 5% of its total assets in any one registered investment company, provided that the investment does not represent more than 3% of the voting stock of the acquired registered investment company. These limitations do not apply to investments by the Fund in investment funds which are exempted from the definition as "investment companies" as defined under the 1940 Act. By investing in another investment fund, the Fund bears a ratable share of the investment fund's expenses, as well as continuing to bear the Fund's advisory and administrative fees with respect to the amount of the investment. The Fund's investment in certain investment funds will result in special U.S. federal income tax consequences.


ILLIQUID OR RESTRICTED SECURITIES

The Fund may purchase securities for which there is a limited or no trading market or which are subject to restrictions on resale to the public. Investments in securities which are illiquid or "restricted" may involve added expense to the Fund should the Fund be required to bear registration or other costs to dispose of such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (such as "restricted securities" which are illiquid, and securities that are not readily marketable) if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

RULE 144A SECURITIES

The Fund may purchase certain restricted securities ("Rule 144A Securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933, as amended ("Securities Act"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A Securities will develop or be maintained. The Board of Directors (the "Board" or "Directors") has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of the Fund's 15% limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board has delegated to the Adviser the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security, and the time needed to dispose of the security. The Board periodically reviews the Fund's purchases and sales of Rule 144A Securities and the Adviser's compliance with the above procedures.

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrower (often an issuer of Sovereign Debt Obligations) and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participations. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participations and, accordingly, the Fund will consider both the borrower and the Lender to be issuers for purposes of their investment restrictions. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participations, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participations may be delayed and the assignability of the Participations impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa/BBB or higher). The Fund's investments in Loans are considered to be debt obligations for purposes of its investment restrictions. In addition, for purposes of the Fund's investment restriction on investment in illiquid securities, the Fund will treat Loans as illiquid securities unless the staff of the SEC concludes that a market in these instruments has developed sufficiently such that they may be treated as liquid.

When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of an established secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The Fund will not invest more than 15% of the value of its net assets in Participations and Assignments that are illiquid, and in other illiquid securities.

LEVERAGE THROUGH BORROWING

The Fund may borrow for investment purposes up to 33 1/3% of the value of its total assets. This borrowing, which is known as leveraging, generally will be unsecured, except to the extent the Fund enters into reverse repurchase agreements, described below. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

Among the forms of borrowing in which the Fund may engage is the entry into reverse repurchase agreements with banks, brokers, or dealers. These transactions involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal, plus accrued interest.

For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by the Fund.

LENDING PORTFOLIO SECURITIES


To a limited extent, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. Such loans may not exceed 33 1/3% of the value of the Fund's total assets. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. The Fund continues to be entitled to payments in amounts equal to the interest, dividends, or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) while voting rights on the loaned securities may pass to the borrower, the Company's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

FORWARD COMMITMENTS


The Fund may purchase securities on a when-issued or forward commitment basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a when-issued or forward commitment basis prior to its stated delivery date.


Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid assets at least equal at all times to the amount of the when issued or forward commitments will be established and maintained at the Fund's custodian bank. Purchasing securities on a when-issued or forward commitment basis when the Fund is fully or almost fully invested may result in greater potential fluctuations in the value of the Fund's net assets and its NAV.

CONCENTRATION

The Fund may invest up to 25% of its total assets, measured at the time of investment, in a single industry, subject to certain exceptions. Accordingly, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than more widely diversified funds.

DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The Adviser will utilize Moody's and/or S&P for determining the applicable ratings.

BONDS

Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Bonds rated AA by S&P have a very strong capacity to pay interest and principal and differ only in a small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and have an extremely strong capacity to pay interest and principal. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P's BBB rated bonds are regarded as having adequate capacity to pay interest and principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated D are in default, and payment of interest and/or principal is in arrears.

COMMERCIAL PAPER

Moody's: The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) rated Prime-1 are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

S&P: Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelmingly safe characteristics are denoted A-1+. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying an A-3 designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                             INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as defined under "Description of the Fund's Shares."

The Fund may not:

     1. Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, which currently limits borrowing, except for certain temporary purposes, to no more than 33 1/3% of the value of the Fund's total assets. (For purposes of this investment restriction, the entry into futures contracts, including those related to indices, and options on futures contracts or indices shall not constitute borrowing.)

     2. Invest more than 25% of its total assets in any one industry. (Securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities are not considered to represent industries.)

     3. Make loans to others, except through the purchase of debt obligations or the entry into repurchase agreements. However, the Fund may lend its portfolio securities in any amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

     4. Purchase securities on margin, but the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     5. Purchase or sell commodities or commodity contracts.

     6. Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow or similar arrangements in connection with portfolio transactions, such as in connection with writing covered options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices, or in connection with the purchase of any securities on margin for purposes of Investment Restriction No. 4 above. (The deposit of assets in escrow in connection with portfolio transactions is not deemed to be a pledge or hypothecation for this purpose.)

     7. Purchase the obligations of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested, and obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities may be purchased, without regard to such limitations.

     8. Purchase, hold or deal in real estate, but this shall not prohibit the Fund from investing in securities of companies engaged in real estate activities or investments.

     9. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

In addition to the fundamental investment restrictions set forth above, the Company's Board has adopted the following investment restrictions with respect to the Fund in order to comply with certain legal requirements. The following restrictions are not fundamental policies of the Fund and may be changed by the Company's Board without the approval of shareholders of the Fund.

The Fund may not:

     1. With respect to 75% of its assets, invest more than 5% of its total assets in securities of a single issuer and may not hold more than 10% of the outstanding voting securities of such issuer.

     2. Invest in interests in oil, gas, or mineral exploration or development programs.

     3. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     4. Invest more than 15% of its net assets in illiquid securities.


The Fund adopted restriction 5 in order to comply with certain state securities laws no longer applicable to the Fund. In these laws, the term "commodity contract" was defined as a "contract or option providing for the delivery or receipt at a future date of a specified amount and grade of a traded commodity at a specified price and delivery point." None of the Fund's derivative and currency transactions involves the delivery or receipt of any asset that the Fund considers to be a commodity, and the Fund settles all such transactions by means of cash payments. Accordingly, such transactions are not subject to the restrictions set forth above.


If a percentage restriction set forth above or elsewhere in this SAI with respect to the Fund is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation. However, in the event that the Fund's asset coverage on any borrowing falls below the level required by Section 18 of the 1940 Act, the Fund will reduce its borrowings to the extent it is required to do so by Section 18(f)(1) of the 1940 Act. In addition, in the event that the Fund's aggregate holdings of illiquid securities exceed 15% of its net assets and are not expected to be reduced through purchases of liquid securities in the ordinary course of business, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities.

                         PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund's portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, "Portfolio Holdings Information"). In addition, the Fund and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund's website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Adviser's legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and their shareholders and, if a potential conflict between the Adviser's interests and the Fund's interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be "interested persons", as defined in the 1940 Act (the "'Independent Directors"). These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser. Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

     (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

     (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

     (3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser. The Fund's current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

     (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

     (5) To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

     (6) To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.


As of the date of this SAI, the Fund makes information about portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund's administrator, custodian, independent registered public accounting firm, and legal counsel are set forth is this SAI. The Fund's proxy voting service is ADP Investor Communication Services. Bowne/GCOM2 Solutions provides typesetting services for the Fund and the Fund selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Adviser.


Other than those arrangements with the Fund's service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund's portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Adviser, nor any of the Adviser's affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund's Chief Compliance Officer.

                             DIRECTORS AND OFFICERS

Set forth in the table below are the Interested Directors and the Independent Directors, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years, and other directorships (excluding other funds managed by the Adviser), if any. Under Maryland law, the Company's Board is responsible for establishing the Company's policies and for overseeing the management of the Company. The Board also elects the Company's officers who conduct the daily business of the Fund. Information pertaining to the Directors and executive officers of the Company is set forth below.


                                                NUMBER OF
                                                 FUNDS IN
                                  TERM OF          FUND
     NAME, POSITION(S)          OFFICE AND       COMPLEX
         ADDRESS(1)             LENGTH OF        OVERSEEN          PRINCIPAL OCCUPATION(S)           OTHER DIRECTORSHIPS
          AND AGE             TIME SERVED(2)   BY DIRECTOR          DURING PAST FIVE YEARS           HELD BY DIRECTOR(3)
     -----------------        --------------   -----------   -----------------------------------   -----------------------
INTERESTED DIRECTORS(4):

CHARLES L. MINTER               Since 1987           1       Portfolio Manager, Gabelli                       --
Director and Portfolio                                       Funds, LLC, since 2000; Prior
Manager                                                      to May 2000, Director, Chairman
Age: 67                                                      of the Board and Chief
                                                             Executive Officer of Comstock
                                                             Partners, Inc.

HENRY G. VAN DER EB, CFA(5)     Since 2000           2       Senior Vice President of GAMCO                   --
Chairman of the Board                                        Investors, Inc. since August
Age: 64                                                      2004; Senior Vice President and
                                                             Portfolio Manager of Gabelli
                                                             Funds, LLC and GAMCO Asset
                                                             Management Inc. since 1999;
                                                             President and CEO of GAMCO
                                                             Mathers Fund since 1999.

INDEPENDENT DIRECTORS:

M. BRUCE ADELBERG               Since 1995           1       Consultant, MBA Research Group                   --
Director                                                     since November 1995.
Age: 72

ANTHONY J. COLAVITA             Since 2000          36       President of the law firm of                     --
Director                                                     Anthony J. Colavita, P.C.
Age: 73

VINCENT D. ENRIGHT              Since 2000          16       Former Senior Vice President and          Director of Echo
Director                                                     Chief Financial Officer of KeySpan       Therapeutics, Inc.
Age: 65                                                      Corp. (public utility) (1994-1998).      (therapeutics and
                                                                                                         diagnostics)

ANTHONY R. PUSTORINO            Since 2000          13       Certified Public Accountant;            Director of The LGL
Director                                                     Professor Emeritus, Pace              Group, Inc.(diversified
Age: 84                                                      University.                                manufacturing)

WERNER J. ROEDER                Since 2000          22       Medical Director of Lawrence                     --
Director                                                     Hospital and practicing private
Age: 69                                                      physician.



                                TERM OF
                              OFFICE AND
     NAME, POSITION(S)         LENGTH OF
         ADDRESS(1)              TIME                              PRINCIPAL OCCUPATION(S)
          AND AGE              SERVED(2)                            DURING PAST FIVE YEARS
     -----------------        ----------   -----------------------------------------------------------------------
OFFICERS:

BRUCE N. ALPERT               Since 2000   Executive Vice President and Chief Operating Officer of Gabelli Funds,
Executive Vice President                   LLC since 1988; Officer of all of the registered investment companies
and Secretary                              in the Gabelli/GAMCO Funds complex; President of Teton Advisors, Inc.
Age: 57                                    (formerly Gabelli Advisers, Inc.), 1998 through 2008; Chairman of Teton
                                           Advisors, Inc. since 2008; Senior Vice President of GAMCO Investors,
                                           Inc. since 2008.

CAROLYN MATLIN                Since 1987   Vice President, Gabelli Funds, LLC, since 2000.
Vice President
Age: 52

AGNES MULLADY                 Since 2006   Senior Vice President of GAMCO Investors, Inc. since 2009; Vice
Treasurer and Principal                    President of Gabelli Funds, LLC since 2007; Officer of all of the
Financial Officer                          registered investment companies in the Gabelli/GAMCO Funds complex;
Age: 50                                    Senior Vice President of U.S. Trust Company, N.A. and Treasurer and
                                           Chief Financial Officer of Excelsior Funds from 2004 through 2005;
                                           Chief Financial Officer of AMIC Distribution Partners from 2002 through
                                           2004.

PETER D. GOLDSTEIN            Since 2004   Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004;
Chief Compliance Officer                   Chief Compliance Officer of all of the registered investment companies
Age: 56                                    in the Gabelli/GAMCO Funds complex; Vice President of Goldman Sachs
                                           Asset Management from 2000 through 2004.

MARTIN WEINER                 Since 1995   Portfolio Manager of Gabelli Funds, LLC, since 2000; President and
President and Portfolio                    Portfolio Manager of the Comstock Capital Value Fund since 1999.
Manager
Age: 75


(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)  Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

(4) "Interested person" of the Company as defined in the 1940 Act. Messrs. Minter and Van der Eb are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser.

(5)  Address: 2801 Lakeside Drive, Suite 201, North Bannockburn, IL 60015-1293.

                           STANDING BOARD COMMITTEES

The Board has established three standing committees in connection with their governance of the Company - Audit, Nominating, and Proxy Voting. The Company does not have a standing compensation committee.


The Company's Audit Committee consists of two members: Messrs. Pustorino (Chairman) and Adelberg, who are Independent Directors of the Company. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of the Company on February 27, 2009. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm's responsibility to plan and carry out an audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Company, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Company's independent registered public accounting firm. During the fiscal year ended April 30, 2009, the Audit Committee met twice.

The Company's Nominating Committee consists of five members: Messrs. Colavita (Chairman), Adelberg, Enright, Pustorino, and Roeder, who are Independent Directors of the Company. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Company. The Nominating Committee did not meet during the fiscal year ended April 30, 2009.

The Company's Proxy Voting Committee consists of three members: Messrs. Pustorino (Chairman), Colavita, and Enright, who are Independent Directors of the Company. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Company's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Company. The Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended April 30, 2009.

DIRECTOR OWNERSHIP OF FUND SHARES

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the GAMCO/Gabelli fund complex (the "Fund Complex") beneficially owned by each Director as of December 31, 2008.

                                                       DOLLAR RANGE OF   AGGREGATE DOLLAR
                                                            EQUITY        RANGE OF EQUITY
                                                       SECURITIES HELD   SECURITIES HELD IN
NAME OF DIRECTOR                     FUND                IN THE FUND*       FUND COMPLEX*
----------------         ---------------------------   ---------------   ------------------
INTERESTED
DIRECTORS:
Charles L. Minter        Comstock Capital Value Fund          E                   E

Henry G. Van der Eb      Comstock Capital Value Fund          A                   A

INDEPENDENT
DIRECTORS:
M. Bruce Adelberg        Comstock Capital Value Fund          B                   D

Anthony J. Colavita**    Comstock Capital Value Fund          B                   E

Vincent D. Enright       Comstock Capital Value Fund          A                   E

Anthony R. Pustorino**   Comstock Capital Value Fund          B                   E

Werner J. Roeder         Comstock Capital Value Fund          A                   E

----------
*    KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2008

A.   None

B.   $1 - $10,000

C.   $10,001 - $50,000

D.   $50,001 - $100,000

E.   Over $100,000

** Messrs. Colavita and Pustorino each beneficially own less than 1% of the common stock of The LGL Group, Inc. having a value of $2,601 and $5,858, respectively, as of December 31, 2008. The LGL Group, Inc. may be deemed to be controlled by Mario J. Gabelli and/or an affiliated person and in that event would be deemed to be under common control with the Fund's Adviser.


DIRECTOR AND OFFICER COMPENSATION


No director, officer, or employee of Gabelli & Company, Inc. ("Gabelli & Company" or the "Distributor"), the Adviser, or an affiliated company receives any compensation from the Fund for serving as an officer or Director of the Fund. The Company pays each of its Independent Board Members $5,000 per annum and $1,000 for each regular meeting of the Board attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund pays the chairman of the Audit Committee and the Lead Director an annual retainer of $1,000. The Fund also pays each Board Member serving as a member of the Audit, Proxy, or Nominating Committees a fee of $500 per committee meeting. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain special meetings or committee meetings on behalf of multiple funds. Directors and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The following table sets forth certain information regarding the compensation of the Company's Directors. No executive officer or person affiliated with the Company received aggregate compensation in excess of $60,000 from the Company during the fiscal year ended April 30, 2009.

           COMPENSATION TABLE - AGGREGATE COMPENSATION FROM REGISTRANT

                        AGGREGATE COMPENSATION   AGGREGATE COMPENSATION FROM
                              FROM THE FUND       THE FUND AND FUND COMPLEX*
                        ----------------------   ---------------------------
INTERESTED DIRECTORS

Charles L. Minter             $     0                    $      0(2)

Henry G. Van der Eb           $     0                    $      0(3)

INDEPENDENT DIRECTORS

M. Bruce Adelberg             $11,250                    $ 11,000(2)

Anthony J. Colavita           $ 9,000                    $251,034(36)

Vincent D. Enright            $ 9,000                    $123,423(16)

Anthony R. Pustorino          $11,000                    $147,700(14)

Werner J. Roeder              $ 9,000                    $109,500(23)

----------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 2008. The parenthetical number represents the number of investment companies (including the Funds or portfolios thereof) from which such person receives compensation and which are considered part of the same "fund complex" as the Funds because they have common or affiliated investment advisers.


CODE OF ETHICS


The Company, its Adviser, and the Distributor have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Company.


PROXY VOTING POLICIES

The Company, on behalf of the Fund, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.


Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or by-law amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider non-financial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales, or liquidations.


A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. ("ISS") and its Corporate Governance Service, other third-party services, and the analysts of the Distributor will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of the Distributor, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by the Distributor's analysts. The Chief Investment Officer or the Distributor's analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund's shareholders on the one hand, and those of the Fund's Adviser and/or the principal underwriters, on the other hand, the conflict will be brought to the Proxy Voting Committee of the Company to determine a resolution. The Proxy Voting Committee may determine to resolve any such conflict itself, may ask the Independent Directors of the Fund to vote the proxies, which would potentially include the Board's Proxy Voting Committee, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Company files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31st of each year. This filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of August 18, 2009, the following persons were known to own of record or beneficially 5% or more of the Fund's outstanding shares:

NAME AND ADDRESS                                 % OF CLASS   NATURE OF OWNERSHIP
----------------------------------------------   ----------   -------------------
Class A     MLPF & S FOR THE SOLE BENEFIT
            OF ITS CUSTOMERS
            ATTN FUND ADMINISTRATION
            4800 DEER LAKE DR E FL 3
            JACKSONVILLE, FL 32246-6484            25.45%*           Record

            CITIGROUP GLOBAL MARKETS INC
            HOUSE ACCOUNT
            11155 RED RUN BLVD
            OWINGS MILLS, MD 21117-3256            13.72%            Record

            CHARLES SCHWAB & CO INC
            REINVEST ACCOUNT
            ATTN MUTUAL FUNDS DEPT
            101 MONTGOMERY ST
            SAN FRANCISCO, CA 94104-4151            6.67%            Record

Class B     MLPF & S FOR THE SOLE
            OF ITS CUSTOMERS
            ATTN FUND ADMINISTRATION
            4800 DEER LAKE DR E FL 3
            JACKSONVILLE, FL 32246-6484            15.05%            Record

            UBS FINANCIAL SERVICES INC. FBO
            ROBERT L COHEN
            LUSBY, MD 20657-2016                    8.85%            Record

            RBC CAPITAL MARKETS
            RUTH M CHASE
            EUCLID, OH 44117-2313                   7.61%            Record

            CITIGROUP GLOBAL MARKETS INC
            HOUSE ACCOUNT
            11155 RED RUN BLVD
            OWINGS MILLS, MD 21117-3256             6.49%            Record

            RBC CAPITAL MARKETS CORP FBO
            RUTH M CHASE
            INDIVIDUAL RETIREMENT ACCOUNT
            EUCLID, OH 44117-2313                   5.71%            Record

Class C     MLPF & S FOR THE SOLE BENEFIT
            OF ITS CUSTOMERS

            ATTN FUND ADMINISTRATION
            4800 DEER LAKE DR E FL 3
            JACKSONVILLE, FL 32246-6484            40.93%*           Record

            CITIGROUP GLOBAL MARKETS
            HOUSE ACCOUNT
            11155 RED RUN BLVD
            OWINGS MILLS, MD 21117-3256            37.50%*           Record

Class R     MG TRUST COMPANY CUST. FBO
            OUTDOOR GEAR, INC. 401(K) PLAN
            700 17TH STREET
            SUITE 300
            DENVER, CO 80202-3531                  85.72%*           Record

            AMERITRADE INC FOR THE
            EXCLUSIVE BENEFIT OF OUR CUSTOMERS
            PO BOX 2226
            OMAHA, NE 68103-2226                   14.28%            Record

Class AAA   MATTHEW R. GABELLI
            RYE, NY 10580-1436                     71.59%*           Record

            STATE STREET BANK & TRUST
            CUST FOR THE IRA OF
            B. MENZEL
            TAMPA, FL  33647-5037                  6.14%            Record

----------
* Beneficial ownership is disclaimed. Beneficial ownership of shares representing 25% or more of the outstanding shares of the Fund may be deemed to represent control, as that term is defined in the 1940 Act.

As of August 18, 2009, as a group, the Directors and Officers of the Company owned less than 1% of the outstanding shares (aggregating all classes) of the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER

The Adviser is a New York limited liability company with principal offices located at One Corporate Center, Rye, New York 10580-1422. The Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser based on his controlling interest in GAMCO Investors, Inc. ("GBL"), the parent company of the Adviser. The Adviser and several of its affiliates provide investment advisory services. As of June 30, 2009, the Adviser acted as a registered investment adviser to 26 management investment companies with aggregate net assets of $12.3 billion. The Adviser, together with the other affiliated investment advisers noted below had assets under management totaling approximately $21.8 billion as of June 30, 2009. GAMCO Asset Management Inc. ("GAMCO"), an affiliate of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $8.8 billion under management as of June 30, 2009. Gabelli Securities, Inc., an affiliate of the Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $266 million as of June 30, 2009. Gabelli Fixed Income LLC, an affiliate of the Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $21 million under management as of June 30, 2009. Teton Advisors, Inc., an affiliate of the Adviser, acts as investment manager to The GAMCO Westwood Funds having aggregate assets of approximately $443 million under management as of June 30, 2009. Each of the foregoing companies, other than Teton Advisors, Inc., is a subsidiary of GBL. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli's ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc., as of June 30, 2009.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.


The Adviser currently serves as investment adviser to the Fund pursuant to the investment advisory contract (the "Contract"). Pursuant to the Contract, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.


Under the Contract, the Adviser also: (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including PNC Global Investment Servicing (U.S.) Inc., the Fund's Sub-Administrator, The Bank of New York Mellon, the Company's Custodian, State Street Bank and Trust Company ("State Street"), the Fund's Transfer Agent and Dividend Disbursing Agent; as well as accounting, auditing, and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Fund's registration statement, Prospectus, and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund's tax returns, and reports to the Fund's shareholders and the SEC; (v) supervises, but does not pay for the calculation of the NAV of each class of the Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund's Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board. The Adviser has delegated its administrative duties to the sub-administrator as described below under "Sub-Administrator."

The cost of calculating the Fund's NAV is an expense payable by the Fund pursuant to its Contract. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, the Fund will reimburse the Adviser for such expense up to $45,000. The Adviser will not seek reimbursements if assets are less than $50 million. During the fiscal year ended April 30, 2009, the Fund reimbursed the Adviser $26,250 in connection with the cost of computing the Fund's NAV.

The Contract provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights they may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as adviser to others.

By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund's Board or by a "majority" (as defined pursuant to 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Directors, cast in person at a meeting called specifically for the purpose of voting on the Contract. The Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.

As compensation for the services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets and allocable to each class on the basis of the assets attributable to such class.

                  ADVISORY FEES PAID TO THE ADVISER BY THE FUND
                          (FISCAL YEAR ENDED APRIL 30)

                       2007       2008       2009
                     --------   --------   --------
Capital Value Fund   $462,762   $407,548   $638,408

PORTFOLIO MANAGER INFORMATION

OTHER ACCOUNTS MANAGED

The table below provides summary information regarding other accounts for which the portfolio managers were primarily responsible for the day-to-day management during the fiscal year ended April 30, 2009.

                                                                          # OF ACCOUNTS
                                                        TOTAL              MANAGED WITH   TOTAL ASSETS WITH
                                                        # OF               ADVISORY FEE      ADVISORY FEE
                                                      ACCOUNTS    TOTAL      BASED ON          BASED ON
NAME OF PORTFOLIO MANAGER       TYPE OF ACCOUNTS       MANAGED   ASSETS    PERFORMANCE       PERFORMANCE
-------------------------   -----------------------   --------   ------   -------------   -----------------
Charles L. Minter           Registered Investment        0        $  0          0                 $0
                            Companies:
                            Other Pooled Investment      0        $  0          0                 $0
                            Vehicles:
                            Other Accounts:              7        $2.0M         0                 $0

Martin Weiner               Registered Investment        0        $  0          0                 $0
                            Companies:
                            Other Pooled Investment      0        $  0          0                 $0
                            Vehicles:
                            Other Accounts:              0        $  0          0                 $0


POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the portfolio managers also have day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:


ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers may manage more than one account, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if they were to devote substantially more attention to the management of only one Fund.


ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercise investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

SELECTION OF BROKER/DEALERS. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Fund or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that they manage. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have investment interests or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit the portfolio managers.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE


The compensation of the portfolio managers in the Gabelli organization is structured to enable it to attract and retain highly qualified professionals in a competitive environment. The portfolio managers receive a compensation package that includes equity-based incentive compensation via awards of equity awards, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund. Net revenues of the Fund are determined by deducting from gross investment management fees certain of the firm's expenses (other than the respective portfolio manager's compensation) allocable to the Fund. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity-based incentive compensation is based on an evaluation by the Adviser's parent, GAMCO Investors, Inc., of quantitative and qualitative performance evaluation criteria.


OWNERSHIP OF SHARES IN THE FUND

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each of the portfolio managers:


                                                     DOLLAR RANGE OF EQUITY
TEAM MEMBER                     FUND              SECURITIES HELD IN THE FUND*
-----------         ---------------------------   ----------------------------
Charles L. Minter   Comstock Capital Value Fund                 E
Martin Weiner       Comstock Capital Value Fund                 B

----------
*    KEY TO DOLLAR RANGES- INFORMATION AS OF APRIL 30, 2009

A.   None

B.   $1 - $10,000

C.   $10,001 - $50,000

D.   $50,001 - $100,000

E.   $100,001 - $500,000

F.   $500,001 - $1,000,000

G.   over $1,000,000


SUB-ADMINISTRATOR

The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PNC Global Investment Servicing (U.S.) Inc. (the Sub-Administrator"), which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of the Fund's shares, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Company Board meetings, including the mailing of all Board materials and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state "Blue Sky" authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio;
(f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - 0.0275%; $10 billion to $15 billion - 0.0125%; over $15 billion - 0.0100%. The
Sub-Administrator's fee is paid by the Adviser and will result in no additional expense to the Fund.


COUNSEL

Paul, Hastings, Janofsky & Walker LLP, 75 E. 55th Street, New York, New York 10022, serves as the Company's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP ("E&Y"), 2001 Market Street, Philadelphia, Pennsylvania 19103, independent registered public accounting firm for the Fund, has been selected to audit the Fund's annual financial statements.

CUSTODIAN


The Bank of New York Mellon, One Wall Street, New York, New York 10286 acts as the U.S. and international Custodian for the Fund. The Custodian does not assist in and is not responsible for investment decisions involving assets of the Fund.


TRANSFER AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street, located at The BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the services of transfer agent and dividend disbursing agent for the Fund. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

DISTRIBUTOR


To implement the Fund's Rule 12b-1 Plans the Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor") a New York corporation which is an indirect majority owned subsidiary of GBL, having its principal offices located at One Corporate Center, Rye, New York 10580-

1422. The Distributor acts as agent of the Fund for the continuous offering of the Fund's shares on a best efforts basis. The Distributor also acts as distributor for other funds in the Fund Complex.

Set forth in the table below are the amounts of sales commissions and underwriting fees on Class A Shares and contingent deferred sales charges ("CDSCs") for Class A, Class B, and Class C Shares received and retained by the Distributor for the fiscal year ended April 30, 2009:

                                 SALES COMMISSIONS FOR THE YEARS ENDED APRIL 30
----------------------------------------------------------------------------------------------------------------
                                       2007                         2008                         2009
                           ---------------------------  ---------------------------  ---------------------------
                                           RETAINED BY                  RETAINED BY                  RETAINED BY
SHARE CLASS                 COMMISSIONS    DISTRIBUTOR    COMMISSIONS   DISTRIBUTOR    COMMISSIONS   DISTRIBUTOR
-----------                --------------  -----------  --------------  -----------  --------------  -----------
Class A Sales Commissions     $106,819       $ 6,757        $59,026        $9,646       $270,478       $43,545
Class A CDSCs              Not Applicable    $     0    Not Applicable     $    0    Not Applicable    $     0
Class B CDSCs              Not Applicable    $10,493    Not Applicable     $6,070    Not Applicable    $ 4,578
Class C CDSCs              Not Applicable    $ 1,983    Not Applicable     $7,203    Not Applicable    $29,011

Set forth in the table below are the amounts of brokerage commissions and other compensation received by the Distributor for the fiscal year ended April 30, 2009:

                     NET UNDERWRITING   COMPENSATION ON
                      DISCOUNTS AND     REDEMPTIONS AND    BROKERAGE       OTHER
                        COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION
                     ----------------   ---------------   -----------   ------------
Capital Value Fund        $43,545           $33,589          $1,440          $0

As of the fiscal year ended April 30, 2009, the Fund did not hold securities of its regular broker-dealers or their parents.


                               DISTRIBUTION PLANS


The Fund has adopted a separate distribution and service plan (each, a "Plan" and collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act on behalf of the Fund's Class AAA, Class A, Class B, and Class C Shares. The Board has concluded that there is a reasonable likelihood that the Plans will benefit these classes and their respective shareholders. Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not be subject to their limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly, a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other Gabelli/GAMCO funds, and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Plans are intended to benefit the Fund, among other things, by increasing its assets and thereby reducing the Fund's expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Company's Board, including a majority of the Independent Directors and who have no direct or indirect financial interest in the operation of the Fund. No Plan may be amended to materially increase the amount to be paid thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Independent Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Directors with periodic reports of amounts expended under each Plan and the purpose for which such expenditures were made.


Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be limited to the Independent Directors.


For the fiscal year ended April 30, 2009, the Distributor identified expenditures for the Fund of approximately: $6,200 for advertising and promotion, $21,100 for printing, postage and stationery, $25,100 for overhead support expenses, $128,700 for advanced commissions, $45,600 for salaries of personnel of the Distributor and $160,500 for third party servicing fees. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority ("FINRA").

Pursuant to the Plans, the Fund pays the Distributor 0.25% of its average daily net assets of Class AAA and Class A Shares and 1.00% of its average daily net assets of Class B Shares and Class C Shares. Pursuant to the Distribution Agreements, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund's shares. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreements shall remain in effect from year to year provided that continuance of such agreements shall be approved at least annually (a) by the Company's Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval or (b) by the vote of holders of a majority of the outstanding voting securities of the Fund and by the Board. The Distribution Agreements may be terminated by either party thereto upon 60 days' written notice.

For the fiscal year ended April 30, 2009, the Fund incurred distribution costs for Class AAA, Class A, Class B, and Class C Shares of $268,599 to the Distributor.

                         DISTRIBUTION COSTS AND EXPENSES
                   Incurred for the Year Ended April 30, 2009

                     Class AAA    Class A   Class B    Class C
                     ---------   --------   -------   --------
Capital Value Fund      $89      $122,962   $8,165    $137,383

The amounts included in a previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board, the Fund also makes payments to the providers of various programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses the Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program's charges out of their financial resources other than Rule 12b-1 fees.

The following table provides the dates the Fund's classes of shares were first offered to the public.

                     Class AAA   Class A    Class B   Class C
                     ---------   --------   -------   -------
Capital Value Fund   12/8/08     10/10/85   1/15/93   8/22/95

Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund other than as described in the Prospectus for Class A, Class B, and Class C Shares under the "Classes of Shares" section and in the Prospectus for Class AAA shares under the "Management of the Fund" section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.


No Independent Director of the Company had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


The Fund's portfolio turnover rates for the fiscal years ended April 30, 2008 and April 30, 2009 were 0% and 440%, respectively. Since the SEC's portfolio turnover formula excludes fixed income securities with maturities of less than one year from its denominator, the Fund's turnover rate may appear high, which can be misleading. This was the case in 2009, when the Fund's fixed income securities represented a high proportion of the Fund's assets and such assets had maturities of less than one year. Long positions were also held for short time periods. In addition, the SEC's portfolio turnover formula excludes short sales expected to be held for less than one year from its denominator and since the Fund short sells securities on an on-going basis, this also caused the Fund's turnover rate to appear high.


The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among any of the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.


Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at a reasonable expense. The Adviser is permitted to (1) direct the Fund's portfolio brokerage to the Distributor, a broker-dealer member of the FINRA and an affiliate of the Adviser; and (2) pay commissions to brokers other than the Distributor which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund or other investment funds managed by the Adviser and its affiliates by brokers, including the Distributor, as a factor in its selection of brokers or dealers for the Fund's portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through the principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.


The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers or dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of potential and existing investments.


Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided and, based on such determinations, the Adviser has allocated brokerage commissions of $79,568 on portfolio transactions to broker-dealers who provided research services to the Adviser , in the principal amount of $144,333,671 during the fiscal year ended April 30, 2009. The average commissions on these transactions were $.06 per share. In determining the broker or dealer to be used to execute a particular portfolio transaction, the Fund does not take into account whether such broker or dealer sells shares of the Fund or other Gabelli funds or the amount of such sales.


Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.


The Adviser may also place orders for the purchase or sale of portfolio securities with the Distributor when it appears that, as an introducing broker or otherwise, the Distributor can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted policies which provide that the commissions paid to the Distributor on brokerage transactions may not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those the Distributor charges its most favored customers on similar transactions. Rule 17e-1 and the policies of the Fund contain requirements that the Board, including its Independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedules at least quarterly for continuing compliance with the foregoing standard. The Adviser and the Distributor are also required to furnish reports and maintain records in connection with such reviews.


To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), the Distributor controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround ("DOT") System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of the Distributor, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to the Distributor. The Distributor may also effect the Fund's portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, the Distributor may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund's Board has expressly authorized the Distributor to effect such transactions; and (ii) the Distributor annually advises the Fund of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding the Fund's payment of brokerage commissions for the fiscal years ended April 30 as indicated:


                                                                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                                    APRIL 30, 2007      APRIL 30, 2008      APRIL 30, 2009
                                                                  -----------------   -----------------   ----------------
Total brokerage commissions paid by the Fund                           $29,903             $29,413              $91,955
Total brokerage commissions paid by the Fund to the Distributor        $     0             $     0              $ 1,440
% of total brokerage commissions paid to the Distributor                     0%                  0%               1.57%
% of principal amount of transactions involving
   commissions effected through the Distributor                              0%                  0%               0.25%


                              REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining the Fund's NAV as described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for shares of the Fund (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of the Fund's shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

The Fund imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange any of your shares within seven (7) days or less after the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Fund's Prospectus. The fee is not a sales charge (load) and is paid directly to the Fund and not the Adviser or Distributor.

                        DETERMINATION OF NET ASSET VALUE


NAV per share is calculated separately for each class of the Fund. The NAV of Class B and Class C Shares of the Fund, as applicable, will generally be lower than the NAV of Class AAA, Class A, or Class R Shares, as applicable, as a result of the higher service and distribution-related fees to which Class B and Class C Shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.


The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Company's Board. Additional information on fair valuation is provided in the Fund's Prospectus under "Pricing of Fund Shares".

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund's NAV, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

                     ADDITIONAL INFORMATION CONCERNING TAXES

GENERAL

The Fund has elected to qualify and intends to continue to qualify annually as a regulated investment company under Subchapter M of the Code. If so qualified, the Fund will not be subject to Federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year and distributed to its shareholders.

The Fund will determine either to distribute or to retain for reinvestment all or part of any net long-term capital gains. If any such gains are retained by the Fund, the Fund will be subject to tax on such retained amount. In that event, the Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gains, its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against their Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase their basis in its shares of the Fund by an amount equal to the amount of undistributed capital gains included in such shareholder's gross income net of such tax.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November, or December of that year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the one year period generally ending on October 31 of the calendar year, (unless an election is made by a fund with a November or December year-end to use the Fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed or taxed. To avoid application of the excise tax, the Fund intends to make distributions in accordance with calendar year distribution requirements.


On April 30, 2009, the Fund's unused capital loss carryforwards were as follows:

EXPIRING IN FISCAL YEAR   CAPITAL VALUE FUND
-----------------------   ------------------
2013                          $35,863,445
2014                          $13,004,169
2015                          $ 7,109,158
2016                          $ 4,484,299
                              -----------
Total                         $60,461,071
                              ===========

Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file a disclosure statement with the IRS on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


Certain options, futures contracts, and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "mark-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, as described below, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

INCOME PRIOR TO RECEIPT OF CASH

The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as certain Brady Bonds or zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over the basis of the security immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors.

DISTRIBUTIONS


Distributions of investment company taxable income (which includes taxable interest income and dividend income other than qualified dividends and the excess of net short-term capital gains over long-term capital losses) are taxable to a U.S. shareholder as ordinary income. Qualified dividends from certain U.S. and non-U.S. corporations received by the Fund and properly designated when distributed are taxable to U.S. shareholders at a reduced rate of 15% (0% for shareholders in lower tax brackets). This reduced rate is currently scheduled to apply to qualified dividends with respect to taxable years beginning before January 1, 2011, and thereafter revert to ordinary income rates. Dividends paid by the Fund will qualify for the 70% deduction for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S. corporations and certain holding period requirements are met. Distributions of net capital gain (which consist of the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gain, whether paid in cash or in shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the NAV of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.


SALES OF SHARES

Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long-term, if the shareholder's holding period for the shares is more than twelve months. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.



An exchange from one share class within the Fund to another share class within the Fund is not a taxable transaction, provided that such classes have identical rights with respect to the Fund assets.


If a shareholder (i) incurs a sales load charge in acquiring shares in the Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a "reinvestment right"), and (ii) disposes of the Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder's gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge). To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

BACKUP WITHHOLDING

The Company generally will be required to withhold U.S. federal income tax at a rate of 28% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or Social Security number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

FOREIGN WITHHOLDING TAXES

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If the Fund has more than 50% of its total assets invested in securities of foreign governments or corporations, it may be eligible to pass through to shareholders the amount of foreign taxes it pays.

                       INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders computed according to formulas prescribed by the SEC.

Prior to January 15, 1993, the Dreyfus Capital Value Fund (the Fund's predecessor) did not offer Class B Shares and, prior to August 24, 1995, the Dreyfus Capital Value Fund did not offer Class C or Class R Shares. Because Class B Shares of the Dreyfus Capital Value Fund were not actually introduced until January 15, 1993, the total return for Class B Shares for the period prior to their introduction reflects the annual service and distribution fees and other expenses actually paid by Class A, and therefore does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class B because such higher fees and expenses were not paid during that period. Because Class C Shares of the Dreyfus Capital Value Fund were not actually introduced until August 22, 1995, Class C performance information for the period prior to their introduction reflects the annual service and distribution fees and other expenses for Class B (which, prior to its introduction, reflects the annual service and distribution fees and other expenses borne by Class A) and, therefore, with respect to the period prior to the introduction of Class B, does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class C. Class R performance information for the period prior to the introduction of Class R Shares reflects the annual service and distribution fees and other expenses borne by Class A.

                        DESCRIPTION OF THE FUND'S SHARES

The Company's charter, as amended, authorizes the issuance of separate series of shares corresponding to shares of multiple investment portfolios of the Company. As of the date of this SAI, the Company consists of one investment portfolio: the Capital Value Fund.

The authorized capital stock of the Company consists of 1,000,000,000 shares, par value $.001 per share. The Company is authorized to issue 125,000,000 Capital Value Fund Class AAA Shares, 125,000,000 Capital Value Fund Class A Shares, 125,000,000 Capital Value Fund Class B Shares, 125,000,000 Capital Value Fund Class C Shares, and 125,000,000 Capital Value Fund Class R Shares. Each Class AAA, Class A, Class B, Class C, and Class R Share represents an interest in the Fund as the case may be, in proportion to its NAV, and has identical rights except that Class AAA, Class A, Class B, and Class C Shares bear fees and expenses on an ongoing basis pursuant to the Fund's Class AAA, Class A, Class B, and Class C Service and Distribution Plans, respectively, and Class B and Class C Shares bear additional incremental shareholder administrative expenses resulting from deferred sales charge arrangements. In addition, only the holders of Class AAA, Class A, Class B, and Class C Shares have voting rights with respect to matters pertaining to the Class AAA, Class A, Class B, and Class C Service and Distribution Plans, respectively.

The Company's Board may reclassify unissued shares of the Company into additional classes of Common Stock at a future date. The Company's Board may, in the future, authorize the issuance of shares of additional classes of capital stock representing different investment portfolios.

Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940 Act), the Company is not required and does not currently intend to hold annual meetings for the election of directors. Shareholders, however, will have the right to call for a special meeting of shareholders if such a request is made, in writing, by shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting (or by shareholders entitled to cast at least 10% of the Class AAA, Class A, Class B, or Class C votes entitled to be cast with respect to matters relating to the Class AAA, Class A, Class B, or Class C Service and Distribution Plans, respectively). In such cases, the Company will assist in calling the meeting as required under the 1940 Act.

Except as described above with respect to the Company's Service and Distribution Plans, all shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the service and distribution plan for Class A Shares of the Company shall be voted on only by holders of Class A Shares of the Fund). Under the 1940 Act, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund, means the vote of the lesser of (i) 67% of the Fund's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share class of the Fund is entitled to such dividends and distributions out of the assets belonging to that share class as are declared in the discretion of the Company's Board of Directors. In determining the NAV of a share class, assets attributable to the share class are charged with the direct liabilities in respect of that share class and with a share of the general liabilities of the Fund. The general liabilities of the Fund are normally attributed in proportion to the relative NAVs of the respective share classes of the Fund at the time such liabilities arise.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Under the Company's Articles of Incorporation and Maryland law, directors and officers of the Company are not liable to the Fund or its stockholders except for (i) receipt of an improper personal benefit by a director or officer or (ii) active and deliberate dishonesty of a director or officer that is material to a cause of action in which a judgment is entered against such person. The Company's Articles of Incorporation require that it indemnify its directors and officers made party to any proceedings by reason of service in such capacities unless it is proven that (i) the act or omission of a director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or with active and deliberate dishonesty, (ii) a director or officer received an improper personal benefit or
(iii) in the case of a criminal proceeding, a director or officer had reasonable cause to believe that his act or omission was unlawful. These provisions are subject to the limitation under the 1940 Act that no director or officer may be protected against liability to the Company for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his office.

DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily pays dividends from net investment income and distributes net capital gain, if any, once a year. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net available capital gain unless capital loss carryovers, if any, have been utilized.

Shareholders of the Fund will receive dividends and distributions on their shares of the Fund in additional shares of the same Class of the Fund (without a sales charge) or may elect to receive all dividends and distributions in cash.

OTHER INFORMATION


Each Prospectus and this SAI do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in each Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which each Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.


INFORMATION FOR SHAREHOLDERS

ALL SHAREHOLDER INQUIRIES REGARDING ADMINISTRATIVE PROCEDURES INCLUDING THE PURCHASE AND REDEMPTION OF SHARES SHOULD BE DIRECTED TO THE DISTRIBUTOR, GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422. FOR ASSISTANCE, CALL 800-GABELLI (800-422-3554) OR THROUGH THE INTERNET AT WWW.GABELLI.COM.

The Company will send unaudited reports at least semi-annually, and annual reports containing audited financial statements, to all of its shareholders.

                              FINANCIAL STATEMENTS


The Fund's Financial Statements for the fiscal year ended April 30, 2009, including the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated by reference to the Company's 2009 Annual Report to Shareholders. You may request a copy of the Annual Report at no charge by calling 800-GABELLI or through the internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

                            PART C: OTHER INFORMATION

Item 28. EXHIBITS

     (a) (1) Articles of Amendment and Restatement, dated March 4, 1992, are incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement as filed with the SEC via EDGAR on February 14, 1996 (Accession No. 0000912057-96-002408)
               ("Post-Effective Amendment No. 8").

          (2) Articles Supplementary, dated July 6, 1992, with respect to Class B Common Stock, are incorporated by reference to Post-Effective Amendment No. 8.

          (3) Certificate of Correction, dated April 19, 1993, with respect to Class A Common Stock, is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement as filed with the SEC via EDGAR on August 28, 2007 (Accession No. 0000935069-07-002001).

          (4) Articles Supplementary, dated July 27, 1995, with respect to Class C Common Stock, are incorporated by reference to Post-Effective Amendment No. 8.

          (5) Articles of Amendment, with respect to: (i) the Registrant's name change from Comstock Partners Strategy Fund, Inc. to Comstock Partners Funds, Inc.; (ii) the designation of the existing series as the Comstock Partners Strategy Fund; and (iii) the redesignating of all of the existing shares as Class A, Class C, and Class O, are incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement as filed with the SEC via EDGAR on August 28, 2000 (Accession No. 0000935069-00-000444) ("Post-Effective Amendment No. 17").

          (6) Articles Supplementary, with respect to: (i) the increase of Shares of Capital Stock; (ii) the organization of the Comstock Partners Capital Value Fund; and (iii) the creation of Class A, Class B, Class C, and Class R Shares of Capital Stock of the Comstock Partners Capital Value Fund, are incorporated by reference to Post-Effective Amendment No. 17.

          (7) Articles of Amendment, dated May 18, 2000, with respect to the Registrant's name change from Comstock Partners Funds, Inc. to Gabelli Comstock Funds, Inc., are incorporated by reference to Post-Effective Amendment No. 17.

          (8) Articles of Amendment, dated August 1, 2000, with respect to the Registrant's name change from Gabelli Comstock Funds, Inc. to Comstock Funds, Inc., are incorporated by reference to Post-Effective Amendment No. 17.


          (9) Articles Supplementary, dated November 18, 2008, with respect to the reclassification and designation of 125,000,000 authorized but unissued shares of Comstock Strategy Fund Class C Common Stock as shares of Comstock Capital Value Class AAA Common Stock, are incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement as filed with the SEC via EDGAR on December 8, 2008 (Accession No. 0000935069-08-002942)
               ("Post-Effective Amendment No. 29").



     (b) By-Laws of the Registrant, dated March 6, 1992, are incorporated by reference to Post-Effective Amendment No. 8.

     (c)       Not Applicable.

     (d) (1) Investment Advisory Agreement, dated May 22, 2000, between the Registrant and Gabelli Funds, LLC, on behalf of the Gabelli Comstock Strategy Fund, is incorporated by reference to Post-Effective Amendment No. 17.

          (2) Investment Advisory Agreement, dated May 22, 2000, between the Registrant and Gabelli Funds, LLC, on behalf of the Gabelli Comstock Capital Value Fund, is incorporated by reference to Post-Effective Amendment No. 17.

     (e) (1) Distribution Agreement, dated May 22, 2000, between the Registrant and Gabelli & Company, Inc., on behalf of the Gabelli Comstock Strategy Fund, is incorporated by reference to Post-Effective Amendment No. 18 to the

               Registration Statement as filed with the SEC via EDGAR on August 29, 2001 (Accession No. 0000935069-01-500452) ("Post-Effective
               Amendment No. 18").

          (2) Distribution Agreement, dated May 22, 2000, between the Registrant and Gabelli & Company, Inc., on behalf of the Gabelli Comstock Capital Value Fund, is incorporated by reference to Post-Effective Amendment No. 18.

          (3) First Amendment to Distribution Agreement, dated August 19, 2008, is incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement as filed with the SEC via EDGAR on October 21, 2008 (Accession No. 0000935069-08-002498) ("Post
               Effective Amendment No. 28").

     (f)       Not Applicable.

     (g) (1) Custody Agreement, dated April 10, 2003, between the Registrant and The Bank of New York, is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement as filed with the SEC via EDGAR on August 29, 2003 (Accession No. 0000935069-03-001120) ("Post-Effective Amendment No. 20").

          (2) Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated April 10, 2003, is incorporated by reference to Post-Effective Amendment No. 20.

     (h) Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company, dated January 1, 2000, is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement as filed with the SEC via EDGAR on August 28, 2006 (Accession No. 0000935069-06-002323).

     (i) Consent of Venable, Baetjer and Howard, LLP, dated August 27, 1999, is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement as filed with the SEC via EDGAR on August 27, 1999 (Accession No. 0000890163-99-000297).


     (j) (1) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, is filed herewith.


          (2)  Powers of Attorney, dated June 29, 2000, for Henry G. Van der Eb,
               M. Bruce Adelberg, Anthony J. Colavita, Vincent D. Enright, Charles L. Minter, Anthony R. Pustorino, and Werner J. Roeder are incorporated by reference to Post-Effective Amendment No. 17.


          (3) Consent of Paul, Hastings, Janofsky and Walker LLP is filed herewith.


     (k)       Not Applicable.

     (l)       Not Applicable.

     (m) (1) Amended and Restated Class A Service and Distribution Plan, dated June 27, 2000, is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement as filed with the SEC via EDGAR on June 29, 2000 (Accession No.
               0000935069-00-000349).

          (2) Class B Service and Distribution Plan is incorporated by reference to Post-Effective Amendment No. 8.

          (3) Amended and Restated Class C Service and Distribution Plan is incorporated by reference to Post-Effective Amendment No. 8.

          (4) Class AAA Service and Distribution Plan, dated August 19, 2008, is incorporated by reference to Post-Effective Amendment No. 28.

     (n) Amended and Restated Multiclass Pursuant to Rule 18f-3, dated August 19, 2008, is incorporated by reference to Post-Effective Amendment No. 28.

     (o)       Not Applicable.


     (p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., Teton Advisors, Inc. and Gabelli Fixed Income LLC is filed herewith.


Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

Item 30. INDEMNIFICATION

     Reference is made to Article VII of Registrant's Articles of Incorporation,
     Article VI of Registrant's By-laws, and Section 10 of each Distribution Agreement between Registrant and Gabelli & Company, Inc.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

     The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years, is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 32. PRINCIPAL UNDERWRITERS

     (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The 787 Fund, Inc., The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Gabelli Capital Series Funds, Inc., Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., GAMCO Gold Fund, Inc., The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, The Gabelli SRI Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value Fund Inc. and The GAMCO Westwood Funds.

     (b) The information required by this Item 32 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

     (c)  Not Applicable.

Item 33. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

     1.   Gabelli Funds, LLC
          One Corporate Center
          Rye, New York 10580-1422

     2.   PNC Global Investment Servicing (U.S.) Inc.
          99 High Street
          Boston, Massachusetts 02110

     3.   PNC Global Investment Servicing (U.S.) Inc.

          760 Moore Road
          King of Prussia, Pennsylvania 19406

     4.   The Bank of New York Mellon
          One Wall Street
          New York, New York 10286

     5.   State Street Bank and Trust Company
          One Heritage Drive
          North Quincy, Massachusetts 02171

     6.   Boston Financial Data Services, Inc.
          Two Heritage Drive
          North Quincy, Massachusetts 02171

Item 34. MANAGEMENT SERVICES

     Not Applicable.

Item 35. UNDERTAKINGS

     Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, COMSTOCK FUNDS, INC., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 28th day of August, 2009.

                                        COMSTOCK FUNDS, INC.


                                        By: /s/ Bruce N. Alpert
                                            ------------------------------------
                                            Bruce N. Alpert
                                            Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 30 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                                  Title                    Date
------------------------------   ---------------------------   -----------------


Henry G. Van der Eb*             Chairman of the Board         August 28, 2009
------------------------------   and Director
Henry G. Van der Eb


/s/ Bruce N. Alpert              Executive Vice President      August 28, 2009
------------------------------   and Secretary
Bruce N. Alpert


/s/ Agnes Mullady                Principal Financial Officer   August 28, 2009
------------------------------   and Treasurer
Agnes Mullady


Charles L. Minter*               Director                      August 28, 2009
------------------------------
Charles L. Minter


M. Bruce Adelberg*               Director                      August 28, 2009
------------------------------
M. Bruce Adelberg


Anthony J. Colavita*             Director                      August 28, 2009
------------------------------
Anthony J. Colavita


Vincent D. Enright*              Director                      August 28, 2009
------------------------------
Vincent D. Enright


Anthony R. Pustorino*            Director                      August 28, 2009
------------------------------
Anthony R. Pustorino


Werner J. Roeder*                Director                      August 28, 2009
------------------------------
Werner J. Roeder


*By: /s/ Bruce N. Alpert
     -------------------------
     Bruce N. Alpert
     Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT NO.                            DESCRIPTION OF EXHIBIT
-----------   ------------------------------------------------------------------

28(j)(1)      Consent of Ernst & Young LLP, Independent Registered Public
              Accounting Firm.

28(j)(3)      Consent of Paul, Hastings, Janofsky and Walker LLP.

28(p)         Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO
              Investors, Inc., Gabelli & Company, Inc., Teton Advisors, Inc. and
              Gabelli Fixed Income LLC.
